Important Proxy News
for Shareholders of Vanguard
Florida Focused Long-Term
Tax-Exempt Fund

Important Proxy News for Shareholders

Vanguard Florida Focused Long-Term Tax-Exempt Fund

Proxy Information

Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”) will host a Special Meeting of Shareholders on Monday, July 22, 2013, at 4 p.m., Eastern time, at Vanguard’s headquarters in Malvern, Pennsylvania. The purpose is for shareholders to vote on a proposal to reorganize the Florida Fund on a tax-free basis into Vanguard Long-Term Tax-Exempt Fund.

The first few pages of this booklet highlight key points about the proposed reorganization and explain the proxy process--including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/ prospectus for a complete understanding of the proposal.

Please Vote Immediately!

You can vote by mail, telephone, through the Internet or a mobile device, or in person; details can be found on the enclosed proxy insert.

Key Points About the Proposed Reorganization

Purpose of the Reorganization

The purpose of the proposed reorganization is to combine Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”) with Vanguard Long-Term Tax-Exempt Fund (the “National Fund”) (each, a “Fund” and collectively, the “Funds”). The reorganization has been proposed in response to changes in Florida’s tax laws and to allow Florida Fund shareholders to invest in a more broadly diversified fund. Prior to January 1, 2007, Florida residents were subject to the Florida Intangible Personal Property Tax, which taxed certain assets, such as investments in mutual funds. Florida residents holding mutual funds that invested predominantly in bonds issued by Florida, its municipalities, and agencies (“Florida issuers”) were not subject to this tax. On January 1, 2007, the Florida Intangible Personal Property Tax was repealed. The repeal of this tax has decreased the economic benefit derived from investing in a municipal bond fund that holds a considerable amount of its assets in bonds issued by Florida issuers. The proposed reorganization offers Florida Fund shareholders an opportunity to merge into a larger, more diversified fund that also seeks to provide current income exempt from federal income taxes, with expense ratios identical to and performance comparable with the Florida Fund.

The Florida Fund was introduced in 1992. This Fund seeks to provide current income that is exempt from federal income taxes, with the expectation that the Fund’s shares will be exempt from Florida state taxes, if any. The Florida Fund is intended for Florida residents only. The Fund’s primary investment strategy is to invest primarily in high-quality municipal bonds issued by state and local governments and regional governmental authorities. Under normal circumstances, at least 80% of the Florida Fund’s assets will be invested in securities whose income is exempt from federal income taxes and Florida state taxes, if any. The Fund invests at least 50% of its assets in municipal bonds of Florida issuers.

The National Fund, which has a significantly larger asset base than the Florida Fund, was introduced in 1977. The Fund seeks to provide a high and sustainable level of current income that is exempt from federal income taxes. Under normal market conditions, the National Fund invests at least 80% of its assets in tax-exempt securities.

Florida Fund shareholders would benefit from becoming shareholders of the National Fund, which is a larger, more broadly diversified fund. The Florida Fund is classified as nondiversified and may invest a greater percentage of its assets in the securities of a few issuers, while the National Fund is diversified and invests in a broader range of issuers. Both Funds have identical expense ratios, comparable performance, and

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common strategies and risks. Since the change to Florida’s tax laws, Florida Fund shareholders receive no additional tax benefits from investing in the Fund as compared to the National Fund. Investors in the Florida Fund would be able to receive the same tax treatment from owning a long-term tax-exempt mutual fund that seeks to provide current income exempt from federal income taxes, like the National Fund. Finally, combining the Funds would benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which could lead to lower expenses for the combined fund over time.

Identical Low Costs for Shareholders

The Funds have identical expense ratios: each Fund’s Investor Shares and Admiral Shares have expense ratios of 0.20% and 0.12%, respectively, which translates into an annual cost to shareholders of $20 and $12, respectively, for each $10,000 invested.

Common Investment Objectives, Investment Strategies, Risks, and Investment Advisory Arrangements

Both Funds have an investment objective of seeking current income exempt from federal income taxes; however, there is an expectation that the Florida Fund’s shares will be exempt from Florida state taxes, if any. The Florida Fund is classified as nondiversified and it invests at least 50% of its assets in municipal bonds issued by Florida issuers. The Fund may also invest up to 50% of its assets in non-Florida municipal bonds. The National Fund is a diversified fund, and invests 80% of its assets in tax-exempt securities that are issued by state and local municipalities. The Funds have identical portfolio maturity policies. Both Funds invest at least 75% of their assets in municipal securities within the top three credit-rating categories as determined by a nationally recognized statistical rating organization (e.g., Aaa, Aa, and A by Moody’s Investors Service, Inc.), with each Fund being able to invest up to 20% of its assets in securities that are subject to the alternative minimum tax. Finally, both Funds benchmark their returns to the same index, the Barclays Municipal Bond Index, which includes most investment-grade tax-exempt bonds that are issued by state and local governments.

The Funds have almost the identical set of primary risks. Since the Florida Fund is classified as nondiversified and invests at least 50% of its assets in the municipal bonds of Florida issuers, the Fund has two additional primary risks: nondiversification risk and state-specific risk. The Florida Fund is more vulnerable to unfavorable developments in Florida than are funds that do not focus their investments in that state. The Florida Fund may invest a greater percentage of its assets in particular issuers compared to other mutual funds, which subjects the Fund to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities. All of the other risks for both Funds are identical.

II

The Vanguard Group, Inc. (“Vanguard”), serves as investment advisor to both Funds through its Fixed Income Group. However, the Funds have different portfolio managers that are primarily responsible for each Fund’s day-to-day management.

Comparable Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares and Admiral Shares of the National Fund have been comparable to those of the Florida Fund. Also shown are the returns of the Funds’ benchmark, the Barclays Municipal Bond Index, which is an index that includes most investment-grade tax-exempt bonds that are issued by state and local governments.

Average Annual Total Returns[1] for Year Ended December 31, 2012[2]

	1 Year	5 Years	10 Years
Vanguard Florida-Focused Long-Term Tax-Exempt Fund
Investor Shares	7.61%	5.69%	4.86%
Vanguard Florida-Focused Long-Term Tax-Exempt Fund
Admiral Shares	7.70%	5.77%	4.94%
Vanguard Long-Term Tax-Exempt Fund
Investor Shares	8.08%	5.67%	4.84%
Vanguard Long-Term Tax-Exempt Fund
Admiral Shares	8.16%	5.76%	4.92%
Barclays Municipal Bond Index	6.78%	5.91%	5.10%
1 Returns shown are before taxes and net of fees.
2 Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

Service Arrangements

Each Fund is part of The Vanguard Group, which consists of more than 180 mutual funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the board of trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

III

How the Reorganization Will Affect Your Account

If Florida Fund shareholders approve the proposed reorganization, then your Florida Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of shares in the National Fund. Your shares will be of the same class, Investor or Admiral. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Florida Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is schedule to occur.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Florida Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points: • Florida Fund’s final distribution. Prior to the reorganization, the Florida Fund will distribute its realized capital gains, if any.

• Payments of distributions. Following the reorganization, National Fund shareholders (including former shareholders of the Florida Fund) will participate fully in the daily income distributions and annual capital gain distributions, if any, made for the Investor Shares or Admiral Shares, as appropriate, of the National Fund.

• Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Florida Fund and the National Fund. Vanguard will provide to you certain cost basis information in connection with the reorganization on its Report of Organizational Actions Affecting Basis of Securities, which will be available on vanguard.com shortly after the reorganization.

IV

Questions & Answers

Q.	Who gets to vote?
A.	Any person who owned shares of the Florida Fund on May 1, 2013, the “record date,” gets to vote—even if the investor later sold the shares.
Q.	How can I vote?
A.	You can vote in any one of five ways:
1.	Through the internet at the website listed on the enclosed proxy card or voting instruction card.
2.	By telephone, with a toll-free call to the number listed on the enclosed proxy card or voting instruction card.
3.	By mail, with the enclosed proxy card or voting instruction card.
4.	Through a mobile device, such as a smart phone or tablet.
5.	In person at the Shareholder Meeting in Malvern, Pennsylvania, on July 22, 2013.

Vote through	Vote by phone	Vote by mail	Vote through a	Vote in person
the internet	Call the phone	Vote, sign, and	mobile device	Attend the Shareholder
Log on to the website	number indicated	date the proxy	You can use the quick	Meeting on Monday,
listed on the enclosed	on your proxy card	card and return in	response (QR) reader	July 22, 2013, at 4 p.m.
proxy card or voting	or voting instruction	the postage-paid	and scan the QR code	Eastern time, at Vanguard’s
instruction card.	card. Follow the	envelope.	on your proxy card.	Malvern, Pennsylvania
Follow the on-screen	recorded instructions.			headquarters at 100
instructions.	(Available 24 hours			Vanguard Boulevard,
	per day.)			Malvern, PA 19355.

We encourage you to vote through the internet or by telephone, using the voting control number that appears on your proxy card or voting instruction card. These voting methods will save your fund money (because they require no return postage). Whichever method you choose, please take the time to read the full text of this proxy statement/prospectus before you vote. If you would like to change a cast vote prior to the Special Meeting date, you may do so using any of the methods previously described above.

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Q.	I plan to vote by mail. How should I sign my proxy card?
A.	You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card.
Q.	Whom should I call with questions?
A.	Please call Vanguard at 800-662-7447 with any additional questions about the proposed reorganization or the upcoming Shareholder Meeting.

VI

Vanguard Florida Focused Long-Term Tax-Exempt Fund, a series of Vanguard Florida Tax-Free Funds

Notice of Special Meeting of Shareholders

Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”) will host a Special Meeting of Shareholders on July 22, 2013, at 4 p.m., Eastern time. At the meeting, we will ask shareholders of the Florida Fund to vote:

1.	To approve or disapprove the Agreement and Plan of Reorganization, providing for
	(i)	the transfer of substantially all of the assets of the Florida Fund to Vanguard
	Long-Term	Tax-Exempt Fund (the “National Fund”), a series of Vanguard Municipal
	Bond	Funds, in exchange for shares of beneficial interest of the National Fund; (ii)
	the	assumption by the National Fund of the liabilities of the Florida Fund; and (iii)
	the	distribution of National Fund shares to the shareholders of the Florida Fund in
	complete	liquidation of the Florida Fund.
2.	To transact such other business as may properly come before the Special Meeting.

The Special Meeting will be held at Vanguard’s Malvern, Pennsylvania headquarters at 100 Vanguard Boulevard, Malvern, PA 19355. The board of trustees for the Florida Fund has fixed the close of business on May 1, 2013, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting.

By Order of the Board of Trustees,

YOUR VOTE IS IMPORTANT

You can vote easily and quickly through the internet, by toll-free telephone call, by mobile device, or by mail. Simply follow the instructions that appear on the enclosed proxy card or voting instruction card. You may also vote in person at the meeting on July 22, 2013. Please help your fund avoid the expense of a follow-up mailing by voting today.

VII

Combined Proxy Statement/Prospectus

Proxy Statement for:

Vanguard Florida Focused Long-Term Tax-Exempt Fund, a series of Vanguard Florida Tax-Free Funds

Prospectus for:

Vanguard Long-Term Tax-Exempt Fund, a series of Vanguard Municipal Bond Funds

Introduction

Proposal Summary. This combined proxy statement/prospectus describes a reorganization proposal to combine Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”) with and into Vanguard Long-Term Tax-Exempt Fund (the “National Fund”) (each, a “Fund” and collectively, the “Funds”). The Florida Fund’s investment objective is to provide current income that is exempt from federal income taxes, with the expectation that the Fund’s shares will be exempt from Florida state taxes, if any. The National Fund’s investment objective is to provide a high and sustainable level of current income that is exempt from federal personal income taxes. The reorganization has been proposed in response to changes in Florida’s tax laws that eliminate the tax benefit previously realizable through ownership of a Florida-specific municipal bond fund.

The reorganization involves a few basic steps. The Florida Fund will transfer substantially all of its assets and liabilities to the National Fund. Simultaneously, the National Fund will open an account for each shareholder of the Florida Fund, crediting it with an amount of the National Fund’s Investor Shares or Admiral Shares, as appropriate, equal in value to the shares of the Florida Fund owned by each shareholder at the time of the reorganization. Thereafter, the Florida Fund will be liquidated and dissolved. These steps together are referred to in this proxy statement/prospectus as the “Reorganization.” The address for the Florida Fund and the National Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Florida Fund is a series of Vanguard Florida Tax-Free Funds, and the National Fund is a series of Vanguard Municipal Bond Funds. Both Funds are series of Delaware statutory trusts.

Read and Keep These Documents. Please read this entire proxy statement/ prospectus along with the enclosed National Fund prospectus, dated February 27, 2013, before casting your vote. The prospectus sets forth concisely the information about the National Fund that a prospective investor should know before investing. These documents contain information that is important to your proxy vote decision, and you should keep them for future reference.

Additional Information Is Available. The National Fund’s Statement of Additional Information (dated February 27, 2013) contains important information about the National Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this proxy statement/prospectus by reference. In addition, the Florida Fund’s prospectus and Statement of Additional Information, each dated March 28, 2013, as supplemented, are incorporated by reference into and are considered part of this proxy statement/prospectus. The Statement of Additional Information relating to the Reorganization dated May 10, 2013, also is incorporated by reference into this proxy statement/prospectus. The audited financial statements and related independent registered public accounting firm’s report for the Florida Fund are contained in the annual report for the year ended November 30, 2012, and in the National Fund annual report for the year ended October 31, 2012. You can obtain copies of these documents, without charge, by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the SEC’s website (sec.gov).

The board of trustees for the Florida Fund has fixed the close of business on May 1, 2013, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Special Meeting. The number of Florida Fund shares outstanding on May 1, 2013, was 77,504,238.733. This proxy statement/ prospectus is expected to be sent to shareholders on or about May 13, 2013.

These securities have not been approved or disapproved by the Securities and
Exchange Commission, nor has the SEC passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Overview

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout the proxy statement/ prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on March 21, 2013, the board of trustees for the Florida Fund approved a plan to combine the Florida Fund with the National Fund. The plan calls for the Florida Fund to transfer substantially all of its assets and liabilities to the National Fund in exchange for Investor Shares or Admiral Shares, as appropriate, of the National Fund. If the proposal is approved, shareholders of the Florida Fund will receive shares of the corresponding class of the National Fund equivalent in value to their investments in the Florida Fund at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about July 26, 2013. The Florida Fund will then be liquidated and dissolved. The Reorganization will result in an exchange of your shares in the Florida Fund for new Investor Shares or Admiral Shares, as appropriate, of the National Fund, and it is expected to occur on a tax-free basis. The board of trustees of the Florida Fund has concluded that the participation by the Florida Fund in the proposed Reorganization is in the best interests of the Florida Fund and will not dilute the interests of Florida Fund shareholders.

Accordingly, the board of trustees of the Florida Fund is submitting the Reorganization to the shareholders of the Florida Fund and recommending that shareholders of the Florida Fund vote “FOR” the Reorganization.

Investment Objective, Strategies, and Risks of Each Fund. The investment objective, primary investment strategies, and primary risks of the Florida Fund are similar to those of the National Fund.

Both Funds seek current income that is exempt from federal income taxes. However, there is an expectation that the Florida Fund’s shares will be exempt from Florida state taxes, if any. The Florida Fund is intended for Florida residents only. The National Fund’s investment objective is to provide a high and sustainable level of current income that is exempt from federal personal income taxes only, without a state-specific mandate.

The Funds have similar investment strategies, with the exception that the Florida Fund has a greater exposure to bonds issued by Florida issuers. The Florida Fund invests at least 80% of its assets in securities whose income is exempt from federal income and Florida state taxes, with at least 50% of its assets invested in municipal bonds of Florida issuers. However, the Florida Fund may invest up to 50% in non-Florida municipal bonds. The National Fund invests at least 80% of its assets in tax-exempt securities, which are state and local municipal securities that provide income that is exempt from federal income taxes. The Funds have the same portfolio maturity policies and credit quality criteria.

The Funds have identical primary risks, except that the Florida Fund has two additional primary risks: state-specific risk and nondiversification risk. State-specific risk is the chance that developments in Florida will adversely affect the securities held by the Fund and that the Fund is more vulnerable to unfavorable developments in Florida than other funds not focusing on a particular state. Nondiversification risk is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities since it may invest a greater percentage of its assets in the securities of particular issuers. The Florida Fund is subject to these additional risks because the Fund is required to invest at least 50% of its assets in municipal bonds of Florida issuers.

These investment objectives, strategies, and risks are discussed in detail under the section entitled “Investment Practices and Risk Considerations.” Complete descriptions of the investment objective, policies, strategies, and risks of the Florida Fund and the National Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

If Florida Fund shareholders do not approve the Reorganization, then its board of trustees will consider other alternatives, including but not limited to liquidation of the Florida Fund.

Investment Advisor. The Vanguard Group, Inc. (“Vanguard”), serves as investment advisor to both Funds. Vanguard provides investment advisory services on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund. Further details about the advisory arrangements for the Florida Fund and National Fund are provided in this Overview and under the section entitled “Additional Information About the Funds.”

Service Arrangements. Each Fund is part of The Vanguard Group, which consists of more than 180 mutual funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Vanguard funds under methods approved by the board of trustees of each Fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). The Funds’ Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of October 31, 2012, the National Fund had contributed $1,131,000 in capital to Vanguard, representing 0.01% of the Fund’s average net assets and 0.45% of Vanguard’s capitalization. As of November 30, 2012, the Florida Fund had contributed $134,000 in capital to Vanguard, representing 0.01% of the Fund’s average net assets and 0.05% of Vanguard’s capitalization.

Additional information about the service agreements for each Fund appears under the section entitled “Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the National Fund and the Florida Fund are identical.

Distribution Schedules. The Funds have identical distribution schedules. Each Fund’s income dividends are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see the section entitled “Information About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The following tables compare the fees and expenses of Investor Shares and Admiral Shares of the Florida Fund as of November 30, 2012, with the fees and expenses of Investor Shares and Admiral Shares of the National Fund as of October 31, 2012. The tables also show the estimated fees and expenses of Investor Shares and Admiral Shares of the combined Fund, on a pro forma basis, as of October 31, 2012, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Expenses of the Reorganization”). The actual fees and expenses of the Funds and the combined Fund as of the closing date may differ from those reflected in the table below.

Investor Shares

Shareholder Fees (fees paid directly from your investment)
National Fund
Pro Forma
	Florida Fund	National Fund	Combined Fund
	Investor Shares	Investor Shares	Investor Shares
Sales Charge (Load) Imposed
on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed
on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee (for fund
account balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
			National Fund
			Pro Forma
	Florida Fund	National Fund	Combined Fund
	Investor Shares	Investor Shares	Investor Shares
Management Expenses	0.17%	0.16%	0.16%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.03%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.20%	0.20%	0.20%

Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Florida Fund, the National Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s Shares.

These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investments at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Florida Fund Investor Shares	$20	$64	$113	$255
National Fund Investor Shares	$20	$64	$113	$255
National Fund Pro Forma
Combined Fund Investor Shares	$20	$64	$113	$255

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Admiral Shares
Shareholder Fees (fees paid directly from your investment)
National Fund
Pro Forma
	Florida Fund	National Fund	Combined Fund
	Admiral Shares	Admiral Shares	Admiral Shares
Sales Charge (Load) Imposed
on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed
on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee (for fund
account balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			National Fund
			Pro Forma
	Florida Fund	National Fund	Combined Fund
	Admiral Shares	Admiral Shares	Admiral Shares
Management Expenses	0.10%	0.09%	0.09%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.02%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.12%	0.12%	0.12%

Examples

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Florida Fund, the National Fund, and the combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in each Fund’s Shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investments at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Florida Fund Admiral Shares	$12	$39	$68	$154
National Fund Admiral Shares	$12	$39	$68	$154
National Fund Pro Forma
Combined Fund Admiral Shares	$12	$39	$68	$154

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund’s performance. During their most recent fiscal years, the Florida Fund’s portfolio turnover rate was 16%, and the National Fund’s portfolio turnover rate was 15%.

Investment Practices and Risk Considerations

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information.

Investment Objectives

The investment objective of the Florida Fund seeks to provide current income that is exempt from federal income taxes, with the expectation that the Fund’s shares will be exempt from Florida state taxes, if any. The Florida Fund is intended for Florida residents only. The National Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

The investment objectives of both Funds are fundamental and any change thereto would require shareholder approval of a majority of a Fund’s shares, meaning the lesser of (1) shares representing 67% or more of a Fund’s net assets voted, so long as shares representing more than 50% of a Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of a Fund’s net assets.

Primary Investment Strategies

The Florida Fund invests primarily in high-quality municipal bonds issued by state and local governments and regional governmental authorities. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal income taxes and Florida state taxes, if any. The Florida Fund invests at least 50% of its assets in municipal bonds of Florida issuers and is classified as nondiversified. The Fund may, however, invest up to 50% in non-Florida municipal bonds.

The National Fund invests primarily in state and local municipal securities that provide tax-exempt income. Under normal market conditions, at least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal income taxes. The National Fund is classified as diversified and may not invest more than 5% of its assets in a single issuer.

Vanguard, the advisor for both Funds, uses a top-down investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within a Fund’s targeted duration.

Neither Fund has a limitation on the maturity of individual securities, but each Fund is expected to maintain a dollar-weighted average maturity of 10 to 25 years. At least 75% of the securities held by each Fund are municipal bonds in the top three credit-rating categories as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., Aaa, Aa, and A by Moody‘s Investors Service, Inc.). No more than 20% of a Fund’s assets may be invested in bonds in a medium-grade category as determined by an NRSRO (e.g., Baa by Moody‘s). The remaining 5% may be invested in securities with lower credit ratings or in securities that are unrated. Each Fund may invest up to 20% of its assets in securities that are subject to the alternative minimum tax.

Primary Risks

Each Fund is subject to the risks associated with the bond markets, which could cause an investor to lose money. An investment in a Fund could lose money over short or even long periods. Investors should expect each Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. There can be no assurance that the investment objective or strategies of either fund will be achieved.

Both Funds have the following primary risks:

• Income risk, which is the chance that a Fund’s income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Funds because they invest primarily in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally high for long-term bond funds.

• Liquidity risk, which is the chance that a Fund may not be able to sell a security in a timely manner at a desired price. Liquidity risk is generally high for long-term bond funds.

• Manager risk, which is the chance that poor security selection will cause a Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk should be low for each Fund because it invests primarily in bonds that are considered to be of high quality.

Since the Florida Fund is nondiversified and invests at least 50% of its assets in Florida issuers, the Fund is subject to two additional risks, which could affect the Fund’s performance: • State-specific risk, which is the chance that developments in Florida will adversely affect the securities held by the Florida Fund. Because the Fund invests at least 50% of its assets in securities issued by Florida and its municipalities, it is more vulnerable to unfavorable developments in Florida than are funds that do not focus their investments in a particular state. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Florida municipal market.

• Nondiversification risk, which is the chance that the Florida Fund’s performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

As with an investment in the Florida Fund, an investment in the National Fund could lose money over short or even long periods, and you should expect the National Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market.

Other Investment Policies and Risks

In addition to investing in municipal securities, each Fund may make other kinds of investments to achieve its objective.

When-Issued Securities. Each Fund may purchase tax-exempt securities on a “when-issued” basis. When investing in “when-issued” securities, a Fund agrees to buy the securities at a certain price on a certain date, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

Derivatives. Each Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

• Add value when these instruments are attractively priced; or • Adjust sensitivity to changes in interest rates.

The Funds’ derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Each Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund’s shareholders to lose money or receive taxable income.

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or other investment companies (including exchange-traded funds)—in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, a Fund may distribute income subject to federal personal income tax, and may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The Florida Fund and the National Fund have similar investment objectives. Both Funds seek to provide current income that is exempt from federal income taxes. The National Fund also seeks to provide a high and sustainable level of current income while the Florida Fund has an expectation that its shares will be exempt from Florida state taxes, if any. The combined Fund will have the investment objective of the National Fund. There is no guarantee that each Fund will achieve its stated objective.

The Funds have similar primary investment strategies. The Funds both invest in municipal bonds issued by state and local governments; however, the Florida Fund is required to invest at least 50% of its assets in municipal bonds of Florida issuers. Both Funds have identical portfolio maturity policies, as well as credit quality criteria. The combined Fund will utilize the investment strategies of the National Fund.

Both Funds have identical primary risks, with the exception of the Florida Fund, which has two additional primary risks due to its classification as a nondiversified fund and requirement to invest at least 50% of its assets in Florida issuers. These primary risks are nondiversification risk and state-specific risk. The combined Fund will have the risks of the National Fund.

Investment Advisor and Portfolio Managers

The Funds have the same investment advisor, Vanguard, and are overseen by the same group within Vanguard, the Vanguard Fixed Income Group.

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Christopher W. Alwine, CFA, Principal of Vanguard and head of Vanguard’s Municipal Bond Funds. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. He has been with Vanguard since 1990, has worked in investment management since 1991, and has managed investment portfolios since 1996. He received his B.B.A. from Temple University and an M.S. from Drexel University.

The managers primarily responsible for the day-to-day management of the Funds are different.

The Florida Fund is overseen by:

Marlin G. Brown, Portfolio Manager. He has worked in investment management for Vanguard since 1996; has managed investment portfolios since 2007; and has managed the Florida Fund since 2011. He received his B.S. from University of Virginia. The National Fund is overseen by: Mathew M. Kiselak, Principal of Vanguard. He has worked in investment management since 1987; has managed investment portfolios since 1990; and has managed the National Fund since joining Vanguard in 2010. He received his B.S. from Pace University.

Comparison of Fundamental Investment Policies

The Florida Fund and National Fund have the following identical fundamental investment policies: Borrowing: Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities: Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Industry Concentration: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective: The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans: Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate: Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities: Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting: Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933” Act), in connection with the purchase and sale of portfolio securities.

The Funds have different fundamental investment policies relating to the 80% policy and diversification.

The Florida Fund has the following fundamental investment policies:

80% Policy: The Florida Fund will invest at least 80% of its assets in securities exempt from federal taxes and the taxes of the state indicated by the Fund’s name, under normal market conditions. In applying this 80% policy, assets include net assets and borrowings for investment purposes.

Diversification: The Florida Fund will limit the value of all holdings (other than U.S. government securities, cash, and cash items as defined under subchapter M of the Internal Revenue Code), each of which exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, the Florida Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the Code) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

The National Fund has the following fundamental investment policies:

80% Policy: The National Fund will invest at least 80% of its assets in tax-exempt securities under normal market conditions. For purposes of the 80% policy, assets include net assets and borrowings for investment purposes.

Diversification: The National Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities, or any municipal bond guaranteed by the U.S. government.

In addition, the Florida Fund has an additional fundamental investment policy that relates to its 80% policy.

Tax-Exempt Investments: For a description of the Florida Fund’s fundamental policy on tax-exempt investments see “Fundamental Policies — 80% Policy.” The Florida Fund has a fundamental policy to invest its assets in the state of Florida and is classified as nondiversified. The National Fund invests at least 80% of its assets in any type of tax-exempt security and is not limited to a state. The National Fund is diversified and cannot invest more than 5% of its assets in a single issuer. As a result of the Reorganization, the combined Fund will retain the fundamental investment policies of the National Fund.

Investment Performance of the Funds

Investment Performance of the Florida Fund

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Florida Fund. The bar chart shows how the performance of the Florida Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Florida Fund. Keep in mind that the Florida Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Vanguard Florida Focused Long-Term Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.25% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.55% (quarter ended December 31, 2010).

Performance through the most recent calendar quarter ended March 31, 2013, was 0.32%.

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Vanguard Florida Focused Long-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	7.61%	5.69%	4.86%
Return After Taxes on Distributions	7.58	5.68	4.81
Return After Taxes on Distributions and Sale of Fund Shares	6.33	5.48	4.76
Vanguard Florida Focused Long-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	7.70%	5.77%	4.94%
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	6.78%	5.91%	5.10%

Investment Performance of the National Fund

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the National Fund. The bar chart shows how the performance of the National Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the National Fund. Keep in mind that the National Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Vanguard Long-Term Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.95% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.64% (quarter ended December 31, 2010).

Performance through the most recent calendar quarter ended March 31, 2013, was 0.40%.

Average Annual Total Returns for Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Vanguard Long-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	8.08%	5.67%	4.84%
Return After Taxes on Distributions	8.08	5.67	4.84
Return After Taxes on Distributions and Sale of Fund Shares	6.61	5.48	4.78
Vanguard Long-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	8.16%	5.76%	4.92%
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	6.78%	5.91%	5.10%

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (the “Exchange”), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that share class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash and the instruments held by a money market fund are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any exchange-trade fund or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Florida Fund as compared to such features of the National Fund.

Purchase, Redemption, and	Florida Fund	National Fund
Exchange Features	Investor Shares	Investor Shares
Minimum initial	$3,000	$3,000
purchase amount
Additional investment	$100	$100
purchase amount	(other than by Automatic	(other than by Automatic
	Investment Plan, which has	Investment Plan, which has
	no established minimum)	no established minimum)
Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail
Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail
Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail

Purchase, Redemption, and	Florida Fund	National Fund
Exchange Features	Admiral Shares	Admiral Shares
Minimum initial	$50,000	$50,000
purchase amount
Additional investment	$100	$100
purchase amount	(other than by Automatic	(other than by Automatic
	Investment Plan, which has	Investment Plan, which has
	no established minimum)	no established minimum)
Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail
Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail
Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile application,	website, mobile application,
	by telephone, or by mail	by telephone, or by mail

Purchasing Shares Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (“NAV”) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (“NYSE”) is open for trading (a business day).

If your purchase request is not accurate and complete, it may be rejected.

You generally begin earning dividends on the business day following your trade date.

Other Purchase Rules You Should Know

Please note that Admiral Shares generally are not available for:

• SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or

• Certain retirement plan accounts receiving special administrative services from

Vanguard, including Vanguard Individual 401(k) Plans.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

You generally will continue earning dividends until the first business day following your trade date. Generally, the exception to this rule is if you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling Vanguard before attempting to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See “Frequent-Trading Limitations” for additional restrictions on exchanges.

Payments to Financial Intermediaries

The National Fund and its investment advisor, Vanguard, do not pay financial intermediaries for sales of its shares.

Advisory Arrangements

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to both Funds through its Fixed Income Group. As of December 31, 2012, Vanguard served as advisor for approximately $1.9 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of each Fund.

For the most recent fiscal year ended for both Funds, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved the National Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal periods ended April 30 (for the National Fund), and May 31 (for the Florida Fund).

Dividends, Capital Gains, and Taxes Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

• Distributions of capital gains are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Capital gains distributions declared in December—if paid to you by the end of

January—are taxable as if received in December.

• Any short-term capital gains distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in a Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

• Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax in tax years beginning on or after January 1, 2013, on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

This proxy statement provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;
• Certify that the taxpayer identification number is correct; and
• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund. • Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund. • Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions. • Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees. • Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

Financial Highlights

The following financial highlights tables are intended to help you understand the National Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the National Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the National Fund’s financial statements—is included in the National Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Long-Term Tax-Exempt Fund Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.437	.468	.475	.487	.497
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.127	.348	.805	1.317	(.503)
Distributions
Dividends from Net Investment Income	(.437)	(.468)	(.475)	(.487)	(.497)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.437)	(.468)	(.475)	(.487)	(.497)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09

Total Return[1]	10.27%	3.29%	7.52%	13.32%	–4.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$1,100	$1,615	$1,768	$686
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.78%	4.33%	4.28%	4.59%	4.56%
Portfolio Turnover Rate	15%	19%	23%	15%	26%

1 Total returns do not include account service fees that may have applied in the periods shown.

Long-Term Tax-Exempt Fund Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.446	.477	.484	.495	.504
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.136	.357	.814	1.325	(.496)
Distributions
Dividends from Net Investment Income	(.446)	(.477)	(.484)	(.495)	(.504)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.446)	(.477)	(.484)	(.495)	(.504)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09

Total Return[1]	10.36%	3.37%	7.61%	13.41%	–4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,039	$6,150	$6,361	$5,547	$2,180
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.86%	4.41%	4.36%	4.67%	4.63%
Portfolio Turnover Rate	15%	19%	23%	15%	26%

1 Total returns do not include account service fees that may have applied in the periods shown.

Information About the Reorganization

At a meeting on March 21, 2013, the board of trustees for the Florida Fund discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). Vanguard Florida Tax-Free Funds (the “Florida Trust”), the legal entity to which the Florida Fund belongs, has entered into an Agreement and Plan with Vanguard Municipal Bond Funds (the “Municipal Trust”), the legal entity to which the National Fund belongs.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization (assuming that shareholders approve this proposal).

Three Steps to Reorganize. If approved by shareholders, the Reorganization will be accomplished in a three-step process:

• First, the Florida Fund will transfer substantially all of its assets and liabilities to the National Fund.

• Second, and simultaneously with step one, the National Fund will open an account for each Florida Fund shareholder, crediting it with an amount of Investor Shares or Admiral Shares, as appropriate, of the National Fund equal in value to the Florida Fund shares owned by such holder at the time of the Reorganization.

• Third, the Florida Fund will be liquidated promptly and terminated as a series of the Florida Trust.

Until the closing date of the Reorganization, shareholders of the Florida Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares or Admiral Shares, as appropriate, of the National Fund received by the shareholder in the Reorganization.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the Agreement and Plan attached as Appendix A to this proxy statement/prospectus.

Effective as Soon as Practicable. If approved by Florida Fund shareholders, the Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be accomplished on or about the close of business on July 26, 2013.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved – the Florida Fund, the National Fund, or their respective shareholders – will recognize a gain or loss directly as a result of the Reorganization. There is additional information about the federal income tax consequences of the Reorganization in the Agreement and Plan.

• Florida Fund’s final distribution. Prior to the Reorganization, the Florida Fund will distribute its realized capital gains, if any.

• Payments of distributions. Following the Reorganization, National Fund shareholders (including former shareholders of the Florida Fund) will participate fully in the daily income distributions and annual capital gains distributions, if any, made for the Investor Shares or Admiral Shares, as appropriate, of the National Fund.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Florida Fund and the National Fund. Vanguard will provide to you certain cost basis information in connection with the Reorganization on its Report of Organizational Actions Affecting Basis of Securities, which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2012, the Florida Fund had $1,796,000 of long-term capital gains available for distribution. The capital gains were distributed in December 2012. At October 31, 2012, the National Fund had available capital loss carryforwards totaling $24,642,000 to offset future net capital gains of $5,362,000 through October 31, 2017, and $19,280,000 through October 31, 2019.

Should the Florida Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Florida Fund’s capital loss carryforwards in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Florida Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Florida Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Florida Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Florida Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the National Fund.

The Reorganization would impact the use of the National Fund’s capital loss carryforwards in the following manner: (1) the shareholders of the combined Fund would benefit, rather than only the shareholders of the National Fund; and

(2) subsequently recognized gains that are attributable to appreciation in the National Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Florida Fund’s portfolio at the time of the Reorganization.

The capital loss carryovers and limitations described herein may change significantly between now and the Closing Date, expected to be on or about July 26, 2013. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either or both of the Funds expiring unused.

The Florida Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Florida Fund does not expect any significant restructuring of its portfolio in anticipation of the Reorganization, if approved by its shareholders. Any type of restructuring of the Florida Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the Florida Fund. We expect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The National Fund and the Florida Fund will bear their own expenses incurred in the Reorganization, which is expected to be a total of $77,346. The expenses for the National Fund, which consist mainly of legal and accounting fees, are expected to be approximately $8,000. We expect the Florida Fund’s expenses for the Reorganization to be approximately $69,346. These expenses will include the cost of the Special Meeting; proxy costs (including all costs of solicitation, printing, and mailing of this proxy statement); and legal and accounting fees.

Why We Want to Reorganize Your Fund. The Reorganization is being proposed in response to changes in Florida’s tax laws. Florida residents were subject to the Florida Intangible Personal Property Tax, which was a tax on certain assets that included investments. The Florida Fund was launched when Florida residents were subject to that tax and the Fund could benefit Florida residents by having its shares exempt from Florida state taxes, if any. In 1999, the State of Florida progressively began reducing the tax, and repealed it in 2007. This repeal has eliminated the tax benefits for Florida residents that were previously realizable through ownership of the Florida Fund.

It is proposed that the Florida Fund be reorganized with and into the National Fund, which is a much larger fund that also focuses on providing current income exempt from federal income taxes. The Florida Fund is not expected to grow from its current asset levels ($951 million as of December 31, 2012) while the National Fund’s assets have grown ($8.1 billion as of December 31, 2012). In addition, the Florida Fund shareholders do not receive any additional tax benefit from investing in the Florida Fund, and such investors would receive the same tax treatment from owning a long-term tax-exempt mutual fund like the National Fund.

The Funds have similar fee structures and performance. In terms of investment strategies, both Funds have a requirement to invest at least 80% of their assets in tax-exempt securities; however, the Florida Fund is required to invest at least 50% of its assets in municipal bonds issued by Florida issuers. Both Funds have identical portfolio maturity policies and credit quality criteria. The Funds share identical risks, except that the National Fund is diversified and does not have a state-specific mandate, so the National Fund will not have nondiversification risk nor state-specific risk, like the Florida Fund. The National Fund has greater portfolio diversity and the combination of the Funds could achieve greater economies of scale.

In addition, combining the Funds will allow fixed costs to be spread over a larger asset base, which could lead to lower expenses for the combined Fund over time. There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your board of trustees believes that it is in shareholders’ best interests to reorganize the Florida Fund with and into the National Fund, which will issue Investor Shares and Admiral Shares of the National Fund to corresponding share class shareholders of the Florida Fund. After the reorganization, you will be a shareholder of the National Fund, and the Florida Fund, which will have no remaining assets, will be dissolved.

Recommended Vote

Your Fund’s board of trustees recommends that you vote FOR the proposed
Reorganization. If Florida Fund shareholders do not approve the Reorganization, then its board of trustees will consider other alternatives, such as liquidation of the Florida Fund.

Additional Information About the Funds

Form of Organization. The Florida Trust and the Municipal Trust are both organized as Delaware statutory trusts and are governed by separate but substantially identical Agreements and Declarations of Trust. The National Fund is a series of the Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940. The Florida Fund is a series of the Florida Trust, an open-end management investment company registered under the Investment Company Act of 1940.

Trustees. The business and affairs of each Fund are managed under the direction of a board of trustees. The respective boards of trustees have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net asset value owned on the record date, unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for both the Florida Fund and the National Fund.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of more than 180 funds. Through their jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s operating expenses, which are allocated among the Funds under methods approved by the board of trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

A description of the material terms of the current arrangements for the Florida Fund and the National Fund follows.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard’s operating expenses for providing these services on a monthly basis. These expenses which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund, consistent with SEC exemptive orders.

Other Expenses

Under the Vanguard structure, each Fund bears the cost of paying its direct expenses, such as legal, custody, and audit fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that (1) each member fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each member fund may contribute to Vanguard’s capitalization. The amounts that each Fund invests are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital.

Delegation of Duties

Under the Funds’ Service Agreement, Vanguard may establish wholly owned subsidiaries, and supervise the management and operations of such subsidiaries, as are necessary or appropriate to carry on or support the business activities of each Fund. In addition, Vanguard may authorize such subsidiaries to perform such other functions for each Fund as Vanguard’s board of directors may determine.

Duration and Termination

Each Fund may elect to withdraw from the Funds’ Service Agreement at the end of any monthly period by giving at least 90 days’ prior written notice to each other party to the Funds’ Service Agreement. Furthermore, upon the written demand of all other funds which are a party to the Funds’ Service Agreement, each Fund may be required to withdraw from the Agreement.

Liability and Indemnification

Under the Funds’ Service Agreement, each Fund agrees to indemnify, and hold harmless, each other fund that is a party to the Funds’ Service Agreement, Vanguard, and any subsidiary of Vanguard against costs and losses related to civil, criminal, or administrative litigation if the suit or loss is a result of being a party to the Funds’ Service Agreement or from indirect participation in transactions contemplated by the Funds’ Service Agreement and the suit or loss is related primarily and substantially to the business of the Fund. Each Fund’s obligations to another party to the Funds’ Service Agreement are limited to expenses and losses actually incurred by the indemnified party.

Service Fees and Capital Contributions. As of December 31, 2012, the National Fund had contributed $1,148,000 in capital to Vanguard, representing less than 0.01% of the Fund’s average net assets and 0.46% of Vanguard’s capitalization. The National Fund’s capital investment in Vanguard would have been $1,283,000, representing less than 0.01% of the Fund’s average net assets and 0.51% of Vanguard’s capital overall, if the Funds had been combined as of December 31, 2012.

Capitalization. The following table shows, on an unaudited basis, the capitalization of the Florida Fund’s and the National Fund’s Investor Shares and Admiral Shares, respectively, as of October 31, 2012, and the capitalization of the National Fund’s Investor Shares and Admiral Shares on a pro forma basis, respectively, as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of shares of the Florida Fund’s Investor Shares and Admiral Shares that would be exchanged for the Investor Shares and Admiral Shares of the National Fund if the Reorganization had been consummated on October 31, 2012. The examples do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization occurs.

Capitalization Table (unaudited)
				Pro Forma
				Combined
	Florida	National		National
	Fund Investor	Fund Investor	Pro Forma	Fund Investor
	Shares	Shares	Adjustments	Shares
Total Net Assets	$141,907,894	$1,130,389,640	–$11,279	$1,272,286,255
Total Number of
Shares Outstanding	11,595,419	95,662,512	413,949	107,671,880
NAV Per Share	$12.24	$11.82		$11.82

Capitalization Table (unaudited)
				Pro Forma
				Combined
	Florida	National		National
	Fund Admiral	Fund Admiral	Pro Forma	Fund Admiral
	Shares	Shares	Adjustments	Shares
Total Net Assets	$820,096,184	$7,038,617,984	–$66,067	$7,858,648,101
Total Number of
Shares Outstanding	67,010,757	595,663,627	2,392,280	665,066,664
NAV Per Share	$12.24	$11.82		$11.82

General Information

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Vote Needed to Approve the Reorganization. The Reorganization will not be consummated unless approved by the lesser of (1) shares representing 67% or more of the Florida Fund’s net assets voted, so long as shares representing more than 50% of the Florida Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of the Florida Fund’s net assets.

Proxy Solicitation Methods. The Florida Fund is furnishing you with this proxy statement/prospectus in connection with the solicitation of proxies. The Florida Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the internet. Computershare Fund Services (“CFS”) has been engaged to assist in the solicitation of proxies for the shareholder meeting.

Proxy Solicitation Costs. The Florida Fund will pay all costs of soliciting proxies, including costs relating to the printing, mailing, and tabulation of proxies. CFS’s solicitation costs are currently estimated to be approximately $61,346. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

Quorum. In order for the special shareholder meeting to go forward, the Florida Fund must achieve a quorum. This means that at least thirty-three and one-third percent (33 1/3%) of the Florida Fund’s shares must be represented at the meeting–either in person or by proxy. All returned proxies count towards a quorum regardless of how they are voted (“For,” “Against,” or “Abstain”). The Florida Fund will count broker non-votes and abstentions toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the proposal). Signed, dated proxy cards and voting instruction cards returned to Vanguard without a choice indicated as to the proposal shall be voted for the proposal. Approval of the proposal is discussed under the section entitled “Vote Needed to Approve the Reorganization.”

Revoking a Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—through the internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Florida Fund’s Secretary at the following address: Heidi Stam, V26, The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

Adjournment. If quorum is not present or represented at the shareholder meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented, to a date not more than 120 days after the original record date. That date will be August 29, 2013. At such adjourned meeting, if quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Florida Fund’s next shareholder meeting must be received by the Florida Fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, the Florida Fund has no current plans to hold another annual or Special Meeting in 2013. If the Reorganization is consummated, there will be no further meetings of shareholders of the Florida Fund. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights. Florida Fund shareholders are entitled to cast one vote for each dollar of Fund net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on that date, unless otherwise required by applicable law.

Nominee Accounts. Upon request, the Florida Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund’s shares. Please submit invoices for our review to: Vanguard Legal Department, V26, P.O. Box 2600, Valley Forge, PA 19482-2600.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the National Fund and the Florida Fund are available at no cost. To request a report, please call us toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us at 800-523-1188.

Principal Shareholders. As of May 1, 2013, the Florida Fund had approximately $951,338,713.50 in net assets and 77,504,238.733 outstanding shares. As of April 30, the officers and trustees of the Florida Trust, as a group, owned less than 1% of the outstanding shares of the Florida Fund. As of April 30, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares and Admiral Shares, respectively, of the Florida Fund:

Percentage of Outstanding
Record Owner	Shares Owned
Investor Shares
Charles Schwab & Co., Inc., San Francisco, CA	12.78%
National Financial Services Corp., New York, NY	10.62%

The percentage of the Investor Shares and Admiral Shares, respectively, of the National Fund that would be owned by the previously named shareholders upon consummation of the Reorganization is expected to be less, as would be the aggregate percentage of the National Fund (taking into account all of its share classes).

As of May 1, 2013, the National Fund had approximately $8,085,617,544.00 in net assets and 681,564,161.472 outstanding shares. As of April 30, the officers and trustees of the Municipal Trust as a group, owned less than 1% of the outstanding shares of the National Fund. As of April 30, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares and Admiral Shares, respectively, of the National Fund:

Percentage of Outstanding
Record Owner	Shares Owned
Investor Shares
Charles Schwab & Co., Inc., San Francisco, CA	16.39%
National Financial Services Corp., New York, NY	15.66%
Admiral Shares
National Financial Services Corp., New York, NY	5.81%

For purposes of the Investment Company Act of 1940, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the preceding tables were held by the named persons in accounts for their fiduciary, agency, or custodial customers.

Other Matters. At this point, we know of no other business to be brought before the special shareholder meeting. However, if additional matters do arise, it is the trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the Shareholder Meeting.

Obtaining Information From the SEC. The Florida Trust and the Municipal Trust are subject to the informational requirements of the 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC. The proxy materials, reports, and other information filed by the Florida Fund and the National Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

Shareholders who do not expect to be present at the meeting are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders are encouraged to vote by telephone, through the internet or through the use of a mobile device. Please follow the enclosed instructions to utilize these methods of voting.

APPENDIX A

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 30th day of April, 2013, by and between Vanguard Municipal Bond Funds (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Long-Term Tax-Exempt Fund (the “Acquiring Fund”) and Vanguard Florida Tax-Free Funds (the “Florida Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of its Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Florida Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Florida Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Florida Fund in complete liquidation of the Florida Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Florida Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Florida Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest; WHEREAS, the Acquiring Trust is an open-end, management investment company registered under the 1940 Act; WHEREAS, each of the Florida Fund and Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code; WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Florida Fund for Acquiring Fund Shares and the assumption of the liabilities of the Florida Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; WHEREAS, the Board of Trustees of the Florida Trust has (i) determined that the exchange of substantially all of the assets of the Florida Fund for Acquiring Fund Shares and the assumption of the liabilities of the Florida Fund by the Acquiring Fund is in the best interests of the Florida Fund and that the interests of the existing shareholders of the Florida Fund would not be diluted as a result of this transaction, (ii) determined that the Reorganization is advisable and (iii) directed that the Reorganization be submitted for consideration at a special meeting of the Florida

Fund shareholders as of the record date for determining the Florida Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”); WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Florida Fund; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE FLORIDA FUND TO THE ACQUIRING

FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE FLORIDA FUND’S LIABILITIES AND THE LIQUIDATION OF THE FLORIDA FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Florida Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Florida Fund the number of Acquiring Fund Shares of its Admiral Class and Investor Class (the “Acquiring Fund Classes”), including fractional Acquiring Fund Shares (rounded to the third decimal place), determined by dividing the value of the Florida Fund’s net assets with respect to each class of the Florida Fund computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one share of the corresponding Acquiring Fund Class computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Florida Fund, as set forth in paragraph 1.3. For the purposes of this Agreement, the Admiral Class shares of the Florida Fund correspond to the Admiral Class shares of the Acquiring Fund and the Investor Class shares of the Florida Fund correspond to the Investor Class shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of the Florida Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Florida Fund and any deferred or prepaid expenses shown as an asset on the books of the Florida Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

     1.3. The Florida Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves (expected to include expenses incurred in the ordinary course of the Florida Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Florida Fund’s shares) of the Florida Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Florida Fund will distribute pro rata to the Florida Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Florida Fund Shareholders”), the Acquiring Fund Shares of the Acquiring Fund Classes received by the Florida Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the Acquiring Fund Classes then-credited to the account of the Florida Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Florida Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Florida Fund Shareholders shall be equal to the aggregate net asset value of the Florida Fund shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Florida Fund will simultaneously be canceled on the books of the Florida Fund, although share certificates representing interests in the Florida Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Florida Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Florida Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Florida Trust on behalf of the Florida Fund shall take all actions expressed herein as being the obligations of the Florida Fund.

2. VALUATION

     2.1. The value of the Florida Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Florida Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and then-current prospectus or statement of additional information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Florida Fund’s assets shall be determined by dividing the value of the net assets of the Florida Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be July 26, 2013, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Florida Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of either Trust, accurate appraisal of the net assets of the Acquiring Fund or the Florida Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Florida Fund shall direct the Custodian for the Florida Fund (the “Florida Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Florida Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Florida Trust on behalf of the Florida Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Florida Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Florida Fund shall be transferred and delivered by the Florida Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Florida Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Florida Fund and the number of outstanding Investor Shares and Admiral Shares of the Florida Fund owned by each shareholder, all as of the Closing Date, certified by Florida Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Florida Fund evidencing the Acquiring Fund Shares to be credited to the Florida Fund on the Closing Date or provide evidence satisfactory to the Florida Fund that such shares have been credited to the Florida Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.5. If the Florida Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the Florida Fund for the reason that any of such assets have not yet been delivered to it by the Florida Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Florida Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

     3.6 The Florida Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Florida Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Florida Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Florida Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Florida Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

     4.2. The Florida Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Florida Fund and each prospectus, Statement of Additional Information, and shareholder report of the Florida Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.3. The Florida Fund represents and warrants to the Acquiring Fund that (i) the financial statements of the Florida Fund as of and for the fiscal year ended November 30, 2012, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Florida Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Florida Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Florida Fund for the six months ended May 31, 2013, once available, will have been prepared in accordance with GAAP consistently applied by the Florida Fund, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Florida Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Florida Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.4. The Florida Fund represents and warrants to the Acquiring Fund that since November 30, 2012, there has not been any material adverse change in the Florida Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Florida Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of Florida Fund Shares due to declines in market values of securities held by the Florida Fund, the discharge of the Florida Fund’s liabilities, or the redemption of the Florida Fund’s shares by shareholders of the Florida Fund shall not constitute a material adverse change.

     4.5. Since November 30, 2012, there has not been (i) any pending or to the knowledge of the Florida Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Florida Fund; (ii) any option to purchase or other right to acquire shares of the Florida Fund issued or granted by or on behalf of the Florida Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Florida Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Florida Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Florida Fund for borrowed money or any commitment to borrow money by or on behalf of the Florida Fund; (v) any amendment of the Florida Fund’s organizational documents in a manner materially affecting the Florida Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Florida Fund other than a lien for taxes not yet due and payable.

     4.6. The Florida Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Florida Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Florida Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. The Florida Fund represents and warrants to the Acquiring Fund that the Florida Fund is a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Florida Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Florida Fund. The Florida Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Florida Fund.

     4.8. Subject to the requisite approval of this Agreement by the Florida Fund shareholders as of the Shareholder Meeting Record Date, the Florida Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed and delivered by the Florida Fund and constitutes a valid and legally binding obligation of the Florida Fund; and (ii) the Agreement is enforceable against the Florida Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9. The Florida Fund represents and warrants to the Acquiring Fund that it has called a special meeting of Florida Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 22, 2013 (or such other date as the parties may agree to in writing).

     4.10. The Florida Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Combined Prospectus/ Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Florida Fund based on information provided in writing by the Florida Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Florida Fund based on information provided in writing by the Florida Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Florida Fund for use in the Registration Statement or any other materials provided by the Florida Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.11. The Florida Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.12. The Florida Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Florida Fund. All issued and outstanding shares of beneficial interest of the Florida Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

     4.13. The Acquiring Fund represents and warrants to the Florida Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of

Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.14. The Acquiring Fund represents and warrants to the Florida Fund that the current prospectus, statement of additional information and shareholder report of the Acquiring Fund and each prospectus, statement of additional information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.15. The Acquiring Fund represents and warrants to the Florida Fund that (i)the financial statements of the Acquiring Fund as of and for the year ended October 31, 2012, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Florida Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2013, once available, will have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (copies of which are available to the Florida Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and that there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.16. The Acquiring Fund represents and warrants to the Florida Fund that since October 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Florida Fund. For purposes of this paragraph 4.16, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.17. Since October 31, 2012, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.18. The Acquiring Fund represents and warrants to the Florida Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.19. The Acquiring Fund represents and warrants to the Florida Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.20. The Acquiring Fund represents and warrants to the Florida Fund that the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.21. The Acquiring Fund represents and warrants to the Florida Fund that the Acquiring Fund Shares to be issued and delivered to the Florida Fund for the account of the Florida Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     4.22. The Acquiring Fund represents and warrants to the Florida Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.22 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Florida Fund furnished to the Acquiring Fund by the Florida Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE FLORIDA FUND

     5.1 The Acquiring Fund and the Florida Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2 The Florida Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3 The Florida Fund will distribute to the shareholders of the Florida Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4 As soon as is reasonably practicable after the Closing, the Florida Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Florida Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Florida Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6 The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Florida Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Florida Fund contemplated by paragraph 4.9 of this Agreement and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Florida Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Florida Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.7 The Florida Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act and the rules and regulations, respectively, thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

AND THE FLORIDA FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Florida Fund or the Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1 The Board of Trustees of the Florida Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Florida Fund, and (b) the interests of existing shareholders of the Florida Fund will not be diluted as a result of its effecting the transaction.

     6.2 The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3 (a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Florida Fund in accordance with the provisions of the Florida Fund’s Declaration of Trust, Bylaws , Delaware law and the 1940 Act, as applicable, and (b) certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Florida Fund may waive the condition set forth in paragraph 6.3(a).

     6.4 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Florida Fund from completing the transactions contemplated herein.

     6.5 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.6 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Florida Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Florida Fund, provided that either party hereto may for itself waive any of such conditions.

     6.7 The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     6.8 The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Florida Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

     6.8.1 The acquisition by Acquiring Fund of substantially all of the assets of Florida Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Florida Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Florida Fund Shareholders in exchange for their Florida Fund shares in complete liquidation and termination of Florida Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.8.2 Florida Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Florida Fund except that Florida Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.8.3 Florida Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Florida Fund in the Reorganization.

     6.8.4 Acquiring Fund will recognize no gain or loss upon receiving the assets of Florida Fund in exchange solely for Acquiring Fund Shares.

     6.8.5 The adjusted basis to Acquiring Fund of the assets of Florida Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Florida Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Florida Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Florida Fund.

     6.8.6 Acquiring Fund’s holding periods with respect to the assets of Florida Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Florida Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Florida Fund’s taxable year or on which gain was recognized upon the transfer to the Florida Fund).

     6.8.7 The Florida Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Florida Fund Shares.

     6.8.8 The basis of the Acquiring Fund Shares received by a Florida Fund Shareholder in the transaction will be the same as the basis of Florida Fund Shares surrendered by the Florida Fund Shareholder in exchange therefor.

     6.8.9 A Florida Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Florida Fund Shareholder in the transaction will include the holding period during which the Florida Fund Shareholder held Florida Fund Shares surrendered in exchange therefor, provided that the Florida Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.8.10 Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Florida Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.9 All representations and warranties of the Acquiring Fund and the Florida Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.10 The Acquiring Fund and the Florida Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Florida Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1 The Acquiring Fund and the Florida Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2 Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Florida Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) the Florida Fund may terminate this Agreement by resolution of the Board of Trustees of the Florida Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Florida Fund or the shareholders of the Florida Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Florida Fund and the Acquiring Fund; provided, however, that following the meeting of the Florida Fund Shareholders called by the Florida Fund pursuant to paragraph 4.9 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Florida Fund Shareholders under this Agreement to the detriment of such Florida Fund Shareholders without their further approval.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1 The Florida Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4 All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Acquiring Trust. The Florida Trust on behalf of the Florida Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

     11.5 All persons dealing with the Florida Trust on behalf of the Florida Fund must look solely to the property of the Florida Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Florida Fund. No series of the Florida Trust shall be liable for any claims against any other series of the Florida Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Florida Trust under this Agreement with respect to the Florida Fund, or in connection with the transactions contemplated herein with respect to the Florida Fund, shall be discharged only out of the assets of the Florida Fund and that no other series of the Florida Trust shall be liable with respect thereto.

     11.6 This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD MUNICIPAL BOND FUNDS
ACTING ON BEHALF OF ITS SERIES
VANGUARD LONG-TERM TAX-EXEMPT
FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

ATTEST	VANGUARD FLORIDA TAX-FREE
FUNDS ACTING ON BEHALF OF
ITS SERIES VANGUARD FLORIDA
FOCUSED LONG-TERM TAX-EXEMPT
FUND

Name: Heidi Stam	Name: F. William McNabb III
Title: Secretary	Title: President and Chief Executive Officer

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APPENDIX B

Vanguard Long-Term Tax-Exempt Fund
Prospectus

February 27, 2013

Investor Shares & Admiral™ Shares
Vanguard Long-Term Tax-Exempt Fund Investor Shares (VWLTX)
Vanguard Long-Term Tax-Exempt Fund Admiral Shares (VWLUX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2012.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	23
Investing in Tax-Exempt Funds	6	Purchasing Shares	23
More on the Fund	7	Converting Shares	26
The Fund and Vanguard	15	Redeeming Shares	27
Investment Advisor	15	Exchanging Shares	31
Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limitations	31
Share Price	18	Other Rules You Should Know	33
Financial Highlights	20	Fund and Account Updates	37
		Contacting Vanguard	40
		Additional Information	41
		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.16%	0.09%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	0.20%	0.12%

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Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$20	$64	$113	$255
Admiral Shares	$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15%.

Primary Investment Strategies

The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 10 to 25 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit-rating categories as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., Aaa, Aa, and A by Moody‘s Investors Service, Inc.). No more than 20% of the Fund’s assets may be invested in bonds in a medium-grade category as determined by an NRSRO (e.g., Baa by Moody‘s). The remaining 5% may be invested in securities with lower credit ratings or in securities that are unrated.

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Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally high for long-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk should be low for the Fund because it invests primarily in bonds that are considered to be of high quality. Credit risk is higher for those bonds with lower quality ratings.

• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price. Liquidity risk is generally high for long-term bond funds.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated

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performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Long-Term Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 7.95% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.64% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Vanguard Long-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	8.08%	5.67%	4.84%
Return After Taxes on Distributions	8.08	5.67	4.84
Return After Taxes on Distributions and Sale of Fund Shares	6.61	5.48	4.78
Vanguard Long-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	8.16%	5.76%	4.92%
Barclays Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)	6.78%	5.91%	5.10%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be

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higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Mathew M. Kiselak, Principal of Vanguard. He has managed the Fund since 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$50,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income taxes. However, a portion of the Fund’s distributions may be subject to federal income tax. Dividend and capital gains distributions that you receive may also be subject to state and local income taxes and the federal alternative minimum tax.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Tax-Exempt Funds

What Are Municipal Bond Funds?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments to support their needs or to finance public projects. A municipal bond—like a bond issued by a corporation or the U.S. government—obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.

Taxable Versus Tax-Exempt Funds

Yields on tax-exempt bonds—such as some municipal bonds—are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

To determine whether a tax-exempt fund— such as Vanguard Long-Term Tax-Exempt Fund—makes sense for you, compute the tax-exempt fund’s taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

To compute the taxable-equivalent yield, divide the tax-exempt fund’s yield by the difference between 100% and your federal tax bracket. For example, if you are in the 35% tax bracket, and can earn a tax-exempt yield of 5%, the taxable-equivalent yield would be 7.69% (5% divided by 65% [100%–35%]).

In this example, you would choose the tax-exempt fund if its taxable-equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.

Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable-equivalent yields of your own.

There is no guarantee that all of a tax-exempt fund’s income will remain exempt from federal, state, or local income taxes. Income from municipal bonds held by a fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state or local tax authorities, or noncompliant conduct of a bond issuer.

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More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: Generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

7

Market Exposure

The Fund invests mainly in state and local municipal securities that provide tax-exempt income. As a result, it is subject to certain risks.

The Fund is subject to interest rate risk, which is the chance that securities prices overall will decline because of rising interest rates. Interest rate risk should be high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

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Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors—bond calls.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Call risk is generally low for short-term bonds, moderate for intermediate-term bonds, and higher for long-term and high-yield bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

Plain Talk About Callable Bonds

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date.
When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.

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The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk is generally low for funds that invest in bonds considered to be of high quality and higher for funds that invest in bonds with lower quality ratings.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or
Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor.
The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations.
All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The Fund tries to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that the Fund will be seriously affected by a particular bond issuer’s failure to pay either interest or principal.

The Fund is subject to liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price. Liquidity risk is generally high for long-term bond funds.

Municipal securities are traded via a network among dealers and brokers that connect buyers with sellers. Liquidity in the tax-exempt bond market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell.

Up to 20% of the Fund’s assets may be invested in securities that are subject to the alternative minimum tax.

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Plain Talk About Alternative Minimum Tax

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be considered “tax-preference items” for purposes of the alternative minimum tax (AMT)—a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered “tax-preference items.”

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, uses a top-down investment management approach. This means that the advisor sets, and periodically adjusts, a duration target for the Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within the Fund’s targeted duration. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in tax-exempt municipal bonds under normal market conditions.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

In addition to investing in municipal securities, the Fund may make other kinds of investments to achieve its objective.

The Fund may purchase tax-exempt securities on a “when-issued” basis. When investing in “when-issued” securities, the Fund agrees to buy the securities at a certain price on a certain date, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

The Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the Barclays U.S. Aggregate Bond Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

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The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

• Add value when these instruments are attractively priced; or

• Adjust sensitivity to changes in interest rates.

The Fund’s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund’s shareholders to lose money or receive taxable income.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash investments, U.S. Treasury

12

securities, or other investment companies (including exchange-traded funds)—in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of municipal obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal personal income tax, and may otherwise fail to achieve its investment objective.

Plain Talk About Cash Investments

For mutual funds that hold cash investments, “cash” does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency.
Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund’s assets in cash investments.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

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• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

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The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 180 mutual funds holding assets of approximately $1.9 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of October 31, 2012, Vanguard served as advisor for approximately $1.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2012, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

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Vanguard’s Fixed Income Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard’s Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Christopher W. Alwine, CFA, Principal of Vanguard and head of Vanguard’s Municipal Bond Funds. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. He has been with Vanguard since 1990, has worked in investment management since 1991, and has managed investment portfolios since 1996. He received his B.B.A. from Temple University and an M.S. from Drexel University.

The manager primarily responsible for the day-to-day management of the Fund is: Mathew M. Kiselak, Principal of Vanguard. He has worked in investment management since 1987; has managed investment portfolios since 1990; and has managed the Fund since joining Vanguard in 2010. Education: B.S., Pace University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as “exempt-interest dividends.” Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Fund are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

• Distributions of capital gains are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Capital gains distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any short-term capital gains distributions that you receive are taxable to you as ordinary income.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

• Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

• Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax in tax years beginning on or after

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January 1, 2013, on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

This prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund

18

shares outstanding for that share class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash and the instruments held by a money market fund are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explaination uses the the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2012 with a net asset value (price) of $11.13 per share.
During the year, each Investor Share earned $0.437 from investment income
(interest) and $0.69 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.437 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $11.82, reflecting earnings of $1.127 per share and distributions of $0.437 per share. This was an increase of $0.69 per share (from $11.13 at the beginning of the year to $11.82 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 10.27% for the year.

As of October 31, 2012, the Investor Shares had approximately $1.1 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 3.78% of average net assets. The Fund sold and replaced securities valued at 15% of its net assets.

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Long-Term Tax-Exempt Fund Investor Shares
			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.437	.468	.475	.487	.497
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.127	.348	.805	1.317	(.503)
Distributions
Dividends from Net Investment Income	(.437)	(.468)	(.475)	(.487)	(.497)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.437)	(.468)	(.475)	(.487)	(.497)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09
Total Return[1]	10.27%	3.29%	7.52%	13.32%	–4.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$1,100	$1,615	$1,768	$686
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.78%	4.33%	4.28%	4.59%	4.56%
Portfolio Turnover Rate	15%	19%	23%	15%	26%

1 Total returns do not include account service fees that may have applied in the periods shown.

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Long-Term Tax-Exempt Fund Admiral Shares
			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.446	.477	.484	.495	.504
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.136	.357	.814	1.325	(.496)
Distributions
Dividends from Net Investment Income	(.446)	(.477)	(.484)	(.495)	(.504)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.446)	(.477)	(.484)	(.495)	(.504)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09
Total Return[1]	10.36%	3.37%	7.61%	13.41%	–4.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,039	$6,150	$6,361	$5,547	$2,180
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.86%	4.41%	4.36%	4.67%	4.63%
Portfolio Turnover Rate	15%	19%	23%	15%	26%

1 Total returns do not include account service fees that may have applied in the periods shown.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account, but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional clients should contact Vanguard for information on special eligibility rules that may apply to them.

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Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or through our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an

24

exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone

25

to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares generally are not available for:

  SIMPLE IRAs and Individual 403(b)(7) Custodial Accounts or
  Certain retirement plan accounts receiving special administrative services from

Vanguard, including Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

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Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional clients should contact Vanguard for more information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for more information on special eligibility rules that may apply to them.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

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By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you’ve established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by written request. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time

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(2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Earning Dividends

You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of

30

all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC. In connection with a determination by the board of trustees, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or

31

exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.) For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

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• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.) * The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

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Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

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Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard. Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

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Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum initial investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect. The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship clients. Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

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* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting

37

redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

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Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Long-Term Tax-Exempt Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Reports from the advisor.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

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Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Long-Term Tax-Exempt Fund
Investor Shares	9/1/1977	No	MuLong	43	922907308
Admiral Shares	2/12/2001	No	MuLTAdml	543	922907860
CFA® is a trademark owned by CFA Institute.

41

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

Barclays Municipal Bond Index. An index that includes most investment-grade tax-exempt bonds that are issued by state and local governments.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a

42

subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Municipal Bond. A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time. Securities. Stocks, bonds, money market instruments, and other investments. Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Long-Term Tax-Exempt Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows: The Vanguard Group Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP) Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call: Client Services Department Telephone: 800-662-2739 (CREW) Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-02687

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Contents

Introduction	1
Proposal Summary	1

Overview	3
The Proposed Reorganization	3
Investment Objective, Strategies,
and Risks of Each Fund	3
Investment Advisor	4
Service Arrangements	4
Purchase, Redemption, Exchange,
and Conversion Information	5
Distribution Schedules	5
Tax-Free Reorganization	5
Fees and Expenses	6
Portfolio Turnover	8

Investment Practices and Risk Considerations	8
Investment Objectives	8
Primary Investment Strategies	9
Primary Risks	9
Other Investment Policies and Risks	11
Comparison of Investment Objectives,
Investment Strategies, and Risks	12
Investment Advisor and
Portfolio Managers	13
Comparison of Fundamental
Investment Policies	14
Investment Performance of the Funds	16
Share Price	18
Purchases, Redemptions, and
Exchanges of Fund Shares;
Other Shareholder Information	19
Payments to Financial Intermediaries	23
Advisory Arrangements	23

Dividends, Capital Gains, and Taxes	23
Frequent-Trading Limitations	25

Financial Highlights	27
Information About the Reorganization	29

Additional Information About the Funds	33
Form of Organization	33
Trustees	33
Voting Rights	33
Independent Auditor	33
Service Agreements	33
Capitalization	35

General Information	36
Vote Needed to Approve
the Reorganization	36
Proxy Solicitation Methods	36
Proxy Solicitation Costs	36
Quorum	36
Revoking a Proxy	36
Adjournment	37
Shareholder Proposals	37
Voting Rights	37
Nominee Accounts	37
Annual/Semiannual Reports	37
Principal Shareholders	38
Other Matters	39
Obtaining Information From the SEC	39

APPENDIX A
Agreement and Plan of Reorganization	40

APPENDIX B
Vanguard Long-Term Tax-Exempt
Fund Prospectus	59

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PROXYD 052013

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Florida Focused Long-Term Tax-Exempt Fund
A Series of Vanguard Florida Tax-Free Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard Long-Term Tax-Exempt Fund
A Series of Vanguard Municipal Bond Funds
P.O. Box 2900
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is May 10, 2013

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated May 10, 2013 for use in connection with the Special Meeting of Shareholders of Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Florida Fund”) to be held on July 22, 2013. A copy of the Combined Proxy Statement and Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed reorganization of the Florida Fund with and into the Vanguard Long-Term Tax-Exempt Fund (the “National Fund”). The SAI consists of this cover page, the pro forma financial statements on the following pages and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Florida Fund prospectus dated March 28, 2013, as supplemented (Accession Number 0000932471-13-005947);

(2) The Statement of Additional Information for the Florida Fund dated March 28, 2013, as supplemented (Accession Number 0000932471-13-005947);

(3) The Statement of Additional Information of the National Fund dated February 27, 2013, as supplemented (Accession Number 0000932471-13-005580);

(4) Audited financial statements for the Florida Fund for the year ended November 30, 2012 (Accession Number 0000932471-13-000477);

(5) Audited financial statements for the National Fund for the year ended October 31, 2012 (Accession Number 0000932471-12-005976); and

(6) Pro Forma Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

			Face	Market
		Maturity	Amount	Value

	Coupon	Date	($000)	($000)

Tax-Exempt Municipal Bonds (99.6%)

Florida (61.7%)

Alachua County FL Health Facilities
Authority Revenue (Shands Teaching
Hospital & Clinics Inc. Project)	6.250%	12/1/16 (14)	7,160	7,752
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,489
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,944
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,692
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	8,807
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,763
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,388

Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,903
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,604

Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/14	10,000	10,703

Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.000%	6/1/16	1,000	1,127

Citizens Property Insurance Corp.
Florida Revenue (Coastal Account)	5.500%	6/1/17	5,000	5,869
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,829
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,457
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,702
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,449

Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	4,243

Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	7,000	8,391
Florida Department of Environmental Protection
& Preservation Revenue	5.000%	7/1/27	5,000	5,752
Florida Department of Transportation GO	5.000%	7/1/14 (Prere.)	7,350	7,966
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	295	321
Florida Keys Aqueduct Authority Water
Revenue VRDO	0.140%	12/7/12 LOC	1,500	1,500
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,934
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,469
Florida Water Pollution Control Financing Corp.
Revenue	5.000%	1/15/20	2,000	2,456

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Water Pollution Control Financing Corp.
Revenue	5.000%	1/15/25	3,000	3,665
Halifax Hospital Medical Center Florida
Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,301
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/31	4,000	4,359
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.000%	11/15/35	8,775	9,570
Highlands County FL Health Facilities Authority
Hospital Revenue (Adventist Health System/
Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,802
Hillsborough County FL Industrial Development
Authority Hospital Revenue (H. Lee Moffitt
Cancer Center Project)	5.250%	7/1/27	3,000	3,263
Hillsborough County FL Industrial
Development Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/34	4,570	4,652
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue
(Tampa Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,064
Hillsborough County FL Industrial

Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	5,000	6,182
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,963

Jacksonville FL Economic Development
Commission Health Care Facilities
Revenue (Mayo Clinic)	5.000%	11/15/36	3,000	3,310

Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.180%	12/3/12	12,450	12,450

Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.170%	12/7/12	1,845	1,845

Jacksonville FL Electric Authority Power Supply
System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,241

Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,977
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	5,160
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,930
Jacksonville FL Electric Authority Water
& Sewer Revenue	5.375%	10/1/39	1,125	1,185

Jacksonville FL Electric Authority Water
& Sewer Revenue VRDO	0.170%	12/7/12	1,800	1,800

Jacksonville FL Electric Authority Water
& Sewer Revenue VRDO	0.170%	12/7/12	7,200	7,200

Jacksonville FL Health Facilities
Authority Hospital Revenue
(Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,823
Jacksonville FL Health Facilities

Authority Hospital Revenue
(Baptist Medical Center Project)	5.000%	8/15/37	3,800	4,221
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,792

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marion County FL Hospital District
Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	6,540	6,929
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	2,264

Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,233
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,615
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,582

Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	2,335

Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,869

Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	8,108

Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	2,068
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	10,484
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	2,365	2,964
Miami-Dade County FL Expressway
Authority Toll System Revenue	5.000%	7/1/37 (2)	4,250	4,694

Miami-Dade County FL Expressway
Authority Toll System Revenue	5.000%	7/1/40	7,000	7,828

Miami-Dade County FL Health
Facilities Authority Hospital Revenue
(Miami Children’s Hospital) VRDO	0.180%	12/7/12 LOC	5,600	5,600
Miami-Dade County FL Professional Sports
Franchise Facilities Tax Revenue VRDO	0.180%	12/7/12 LOC	850	850
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	2,090	2,243
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	6,027
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	9,476

1 Miami-Dade County FL Special
Obligation Revenue TOB VRDO	0.170%	12/3/12 LOC	5,300	5,300
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,453
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,545
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	5,102
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	7,000	8,169
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/39 (4)	4,745	5,435
1 Miami-Dade County FL Water
& Sewer Revenue TOB VRDO	0.250%	12/7/12 (4)	2,200	2,200
North Brevard County FL Hospital

District Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,259
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/13 (14)	1,890	1,971
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/16 (14)	1,515	1,680

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	6.250%	10/1/18 (14)	5,770	7,107
Orange County FL Health
Facilities Authority Hospital Revenue
(Orlando Regional Healthcare System)	5.125%	11/15/39	9,000	9,514
Orange County FL Health
Facilities Authority Revenue
(Nemours Foundation Project)	5.000%	1/1/39	6,500	7,454
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,870
Orange County FL School Board COP VRDO	0.160%	12/7/12 LOC	1,025	1,025
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	8,500	9,371
Orlando & Orange County
FL Expressway Authority Revenue	8.250%	7/1/15 (14)	8,360	9,911
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/28 (12)	5,000	5,935
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/28	2,000	2,369
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/30	1,000	1,174
Orlando & Orange County
FL Expressway Authority Revenue	5.000%	7/1/32 (4)	5,340	6,047
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/18	3,000	3,684
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/29	3,675	4,440
Orlando FL Utility Commission
Utility System Revenue	5.250%	10/1/39	2,500	3,033

Orlando FL Utility Commission Water

& Electric Revenue	5.000%	10/1/25	2,100	2,367

Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,429
Palm Beach County FL Health

Facilities Authority Hospital Revenue
(BRCH Corp. Obligated Group)	5.625%	12/1/31	6,000	6,010

Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/33	1,700	1,963
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/38	3,000	3,463
Palm Beach County FL Revenue
(Pine Crest Preparatory, Inc.) VRDO	0.150%	12/7/12 LOC	3,700	3,700
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	8,376
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,293

1 Palm Beach County FL School Board
COP TOB VRDO	0.160%	12/7/12	15	15

1 Palm Beach County FL School Board
COP TOB VRDO	0.210%	12/7/12	4,135	4,135

Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,984
Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/31	2,000	2,265
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,382
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,230
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,745
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,323

			Face	Market
		Maturity	Amount	Value

	Coupon	Date	($000)	($000)
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,334

Putman County FL Authority
Pollution Control Revenue
(Seminole Electric Cooperative Inc. Project) PUT	5.350%	5/1/18 (2)	3,500	4,176
Sarasota County FL Public

Hospital District Hospital Revenue
(Sarasota Memorial Hospital Project)	5.625%	7/1/39	5,000	5,636
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,558
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	3,283
Seacoast FL Utility Authority Water
& Sewer Revenue	5.500%	3/1/17 (14)	2,400	2,839
Seacoast FL Utility Authority Water
& Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,485
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,520
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,914

South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	5,555
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	11,160
1 South Florida Water Management
District COP TOB VRDO	0.170%	12/3/12	11,100	11,100
South Miami FL Health Facilities
Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/18	2,000	2,349
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/20	5,000	5,779
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/22	5,000	5,762
South Miami FL Health
Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/37	5,000	5,595
St. John’s County FL Industrial
Development Authority Health Care
Revenue (Vicars Landing Project)	5.000%	2/15/17	1,115	1,163
St. John’s County FL Ponte Vedra
Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,982
St. Johns County FL
Development Authority Revenue
(Presbyterian Retirement Communities Project)	6.000%	8/1/45	5,000	5,683
St. Petersburg FL Health
Facilities Authority Revenue
(All Children’s Hospital Inc. Obligated Group)	6.500%	11/15/39	2,000	2,434
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,164
Sunrise FL Utility System Revenue	5.200%	10/1/20 (Prere.)	7,255	9,096
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	11,104
Sunshine State Governmental Financing
Commission Florida Revenue VRDO	0.170%	12/7/12 LOC	1,500	1,500
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,819
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	8,185
Tohopekaliga FL Water Authority
Utility System Revenue	5.750%	10/1/32	2,750	3,440
University of Central Florida
Athletic Association Inc. COP	5.000%	10/1/35 (14)	2,800	2,849

604,626

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York (5.4%)
New York City NY GO	5.000%	8/1/35	1,500	1,791
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/28	2,000	2,489
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/39	2,000	2,347
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/44	2,000	2,326
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.000%	6/15/45	1,000	1,171
New York City NY Transitional Finance
Authority Building Aid Revenue	5.000%	7/15/32	800	964
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/18	3,000	3,696
New York City NY Transitional Finance
Authority Future Tax Revenue	5.000%	11/1/39	1,455	1,722
New York Liberty Development Corp. Revenue	5.750%	11/15/51	2,000	2,447
New York Metropolitan Transportation
Authority Revenue	5.000%	11/15/21	1,000	1,260
New York Metropolitan Transportation
Authority Revenue	5.000%	11/15/31	2,000	2,403
New York Metropolitan Transportation
Authority Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,466
New York Metropolitan Transportation
Authority Revenue (Transit Revenue)	5.000%	11/15/31	3,000	3,551
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	7/1/40	2,000	2,397
New York State Dormitory Authority Revenue
(Columbia University)	5.000%	10/1/41	2,000	2,406
New York State Dormitory Authority Revenue
(New York University)	5.000%	7/1/39	2,000	2,395
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	6/15/31	2,000	2,490
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.000%	3/15/34	2,000	2,371
New York State Dormitory Authority Revenue
(State University Educational Facilities)	5.000%	5/15/26	2,000	2,522
New York State Environmental Facilities Corp.
Revenue (State Revolving Funds)	5.000%	5/15/41	1,000	1,198

Port Authority of New York
& New Jersey Revenue	5.000%	10/15/39	2,000	2,300
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/18	2,000	2,409
Triborough Bridge & Tunnel Authority
New York Revenue	5.000%	1/1/27	3,000	3,710

				52,831

Texas (4.8%)
Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	3,000	3,747
Dallas TX Area Rapid Transit Sales Tax Revenue	5.250%	12/1/43	1,760	2,078
Dallas TX Waterworks & Sewer System Revenue	5.000%	10/1/40	2,000	2,378
Fort Bend TX Grand Parkway Toll Road
Authority Revenue	5.000%	3/1/22	1,000	1,284
Fort Bend TX Grand Parkway Toll Road
Authority Revenue	5.000%	3/1/23	1,000	1,270
Frisco TX Independent School District GO	5.000%	8/15/40	1,000	1,185

			Face	Market

		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
North Texas Tollway Authority System Revenue	5.000%	9/1/30	2,000	2,405
North Texas Tollway Authority System Revenue	5.000%	9/1/31	2,000	2,398
North Texas Tollway Authority System Revenue	5.000%	1/1/36	1,900	2,189
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,439
Olmos Park TX Higher Education

Facilities Corp. Revenue
(University of the Incarnate Word Project)	5.000%	12/1/27	1,845	2,186
San Antonio TX GO	4.000%	8/1/14	1,000	1,061
San Antonio TX Water Revenue	5.000%	5/15/26	2,000	2,528
Texas GO	5.000%	8/1/32	4,000	4,911

2 Texas Municipal Gas Acquisition
& Supply Corp. Revenue	5.000%	12/15/29	2,000	2,234
Texas State University System Revenue	5.000%	3/15/42	2,000	2,320
Texas Transportation Commission Revenue	5.000%	8/15/41	2,500	2,833
University of Houston Texas Revenue	5.000%	2/15/22	2,560	3,206

University of Texas System Revenue
Financing System Revenue	5.000%	8/15/25	2,000	2,539

Waco TX Education Finance Corp. Revenue
(Baylor University)	5.000%	3/1/43	2,000	2,360

				47,551
Massachusetts (3.4%)

Massachusetts College Building
Authority Revenue	5.000%	5/1/41	2,000	2,380

Massachusetts Development Finance
Agency Revenue (Emerson College)	5.000%	1/1/40	1,325	1,433
Massachusetts Development Finance
Agency Revenue (Harvard University)	5.250%	2/1/34	3,000	3,726
Massachusetts GO	5.000%	10/1/16	3,000	3,499
Massachusetts GO	5.000%	10/1/17	3,000	3,602

Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	1,235	1,694

Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	2,000	2,501

Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	3,000	3,701
Massachusetts Water Pollution
Abatement Trust Revenue	5.250%	8/1/13	3,550	3,671
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/27	3,000	3,720
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,189

Metropolitan Boston MA Transit
Parking Corp. Revenue	5.250%	7/1/36	1,500	1,754

				32,870

California (3.1%)
California GO	5.000%	9/1/23	2,000	2,534
California GO	5.250%	10/1/24	3,000	3,765
California GO	5.000%	6/1/37 (14)	2,500	2,751
California GO	6.000%	11/1/39	1,500	1,893
California GO	5.000%	9/1/42	1,500	1,753

California Public Works Board Lease
Revenue (Various Capital Projects)	5.000%	4/1/37	1,000	1,125

California Statewide Communities
Development Authority Revenue (Trinity Health)	5.000%	12/1/41	2,000	2,308

			Face	Market

		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

* Golden State Tobacco
Securitization Corp. California	6.750%	6/1/13 (Prere.)	3,680	3,801
Los Angeles CA Department
of Water & Power Revenue	5.000%	7/1/38	2,000	2,383
Mount Diablo CA Unified School District GO	5.000%	8/1/32	2,675	3,143
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	1,000	1,247

San Diego CA Community College District GO	5.000%	8/1/36	1,500	1,775

San Francisco CA City & County
International Airport Revenue	5.000%	5/1/26	2,000	2,415

				30,893
Illinois (2.1%)
Chicago IL GO	5.250%	1/1/35	2,000	2,305
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,930

Chicago IL Transit Authority
Sales Tax Receipts Revenue	5.250%	12/1/36	1,000	1,177
Cook County IL Forest Preservation District GO	5.000%	12/15/32	1,000	1,181
Cook County IL GO	5.250%	11/15/28	2,000	2,412
Illinois Finance Authority Revenue
(Ascension Health Credit Group)	5.000%	11/15/37	1,000	1,149
Illinois Finance Authority Revenue
(Loyola University)	5.000%	7/1/42	2,000	2,318

Illinois Finance Authority Revenue
(University of Chicago)	5.000%	10/1/32	790	956
Illinois GO	5.000%	8/1/23	1,500	1,800
Illinois Unemployment Insurance
Fund Building Receipts Revenue	5.000%	6/15/20	1,000	1,091

Metropolitan Pier & Exposition Authority
Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/26	2,000	2,442

				20,761
Georgia (1.9%)
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	1,000	1,182
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	1,000	1,178
Georgia GO	5.000%	7/1/29	2,000	2,496

Georgia Municipal Electric Power
Authority Revenue	5.000%	1/1/39	2,000	2,336

Gwinnett County GA Water
& Sewer Authority Revenue	5.000%	8/1/20	2,900	3,725

Municipal Electric Authority Georgia
Revenue (Combined Cycle Project)	5.000%	11/1/22	3,000	3,800

Municipal Electric Authority Georgia
Revenue (Project One)	5.000%	1/1/21	3,000	3,750

				18,467
North Carolina (1.5%)
Charlotte NC Airport Revenue	5.000%	7/1/26	2,205	2,652
Charlotte NC Airport Revenue	5.000%	7/1/36	2,000	2,325
Charlotte NC GO	5.000%	7/1/27	3,000	3,852

North Carolina Capital Facilities Finance
Agency Revenue (Duke University Project)	5.000%	10/1/38	2,725	3,296
North Carolina Medical Care Commission
Health Care Facilities Revenue (Vidant Health)	5.000%	6/1/36	500	564
Wake County NC GO	4.000%	2/1/14	2,000	2,087

				14,776

		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Ohio (1.4%)

Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	1,300	1,466
Columbus OH GO	5.000%	12/15/13	2,000	2,099
Franklin County OH GO	5.000%	12/1/15	2,000	2,270

Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	2,000	2,396
Ohio GO	5.000%	2/1/29	3,000	3,692
Ohio Higher Educational Facility

Commission Revenue (Cleveland
Clinic Health System Obligated Group)	5.000%	1/1/38	2,000	2,307

				14,230
Pennsylvania (1.4%)
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,351
Pennsylvania GO	5.000%	3/1/15	2,065	2,276
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	1,000	1,221
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/42	1,000	1,163
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,505
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	1,000	1,235
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	2,258

				14,009
Washington (1.3%)
Port of Seattle WA Revenue	5.000%	6/1/30	2,000	2,351
University of Washington Revenue	5.000%	4/1/19	2,000	2,492
University of Washington Revenue	5.000%	7/1/34	2,000	2,441
Washington GO	5.000%	8/1/35	2,000	2,399
Washington State University General Revenue	5.000%	10/1/27	2,760	3,398

				13,081
Virginia (1.3%)
Chesapeake VA Toll Road Revenue	5.000%	7/15/47	1,000	1,106

Fairfax County VA Economic Development

Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36		1,000		1,160
Norfolk VA Water Revenue	5.000%	11/1/28		1,000		1,252
Roanoke VA Economic Development
Authority Hospital Revenue
(Carilion Clinic Obligated Group)	5.000%	7/1/28		1,640		1,934
Virginia Commonwealth Transportation
Board Revenue	5.000%	3/15/22		2,000		2,581
Virginia Public School Authority Revenue	5.000%	8/1/16		3,860		4,479
						12,512
Maryland (1.1%)
Baltimore County MD GO	5.000%	2/1/26		2,800		3,581
Maryland GO	5.000%	8/1/15		2,425		2,723
Maryland GO	5.000%	3/1/16		3,720		4,264
						10,568
New Jersey (1.0%)
New Jersey Economic Development Authority
Revenue (School Facilities Construction)	5.000%	3/1/27		4,000		4,803

			Face		Market
		Maturity	Amount		Value
	Coupon	Date	($000)		($000)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.250%	6/15/26	2,000		2,460
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000		2,525
					9,788
Wisconsin (1.0%)
Wisconsin GO	5.000%	5/1/13	2,750		2,806
Wisconsin GO	5.000%	11/1/20	2,500		3,199
Wisconsin Transportation Revenue	5.000%	7/1/31	2,815		3,476
					9,481
Connecticut (0.9%)
Connecticut GO	5.000%	11/1/16	2,000		2,333
Connecticut GO	5.000%	11/1/26	3,000		3,746
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000		2,367
					8,446
Puerto Rico (0.7%)
Puerto Rico GO	5.250%	7/1/13 (Prere.)	775		798
Puerto Rico Infrastructure Financing

Authority Special Tax Revenue	0.000%	7/1/36 (2)	25,120	6,170
				6,968
Tennessee (0.5%)
Shelby County TN Health Educational
& Housing Facility Board Revenue
(Methodist Le Bonheur Healthcare)	5.000%	5/1/42	500	568
Tennessee GO	5.000%	10/1/16	2,000	2,341
Tennessee Housing Development Agency
Homeownership Program Revenue	4.000%	7/1/38	2,000	2,201
				5,110
New Hampshire (0.5%)
New Hampshire Health
& Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	1,000	1,105
New Hampshire Health
& Education Facilities Authority Revenue
(Wentworth Douglas Hospital)	7.000%	1/1/38	3,000	3,705
				4,810
Alabama (0.5%)
Alabama Incentives Financing Authority
Special Obligation Revenue	5.000%	9/1/37	1,000	1,154
Huntsville AL GO	5.000%	5/1/26	2,860	3,524
				4,678
Minnesota (0.5%)
Minnesota General Fund Revenue	5.000%	3/1/28	1,000	1,245
Minnesota GO	5.000%	10/1/16	2,850	3,337
				4,582
Missouri (0.5%)
Curators of the University of Missouri
System Facilities Revenue	5.000%	11/1/24	1,500	1,885
Missouri Health & Educational Facilities
Authority Revenue (Washington University)	5.000%	11/15/37	2,200	2,677
				4,562

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Nebraska (0.4%)
Municipal Energy Agency of Nebraska
Power Supply System Revenue	5.000%	4/1/29	2,000	2,408
Nebraska Public Power District Revenue	5.000%	1/1/27	1,500	1,835
				4,243
Arizona (0.4%)
2 Pima County AZ Sewer Revenue	5.000%	7/1/26	2,000	2,452
2 Pima County AZ Sewer Revenue	5.000%	7/1/27	1,000	1,219
				3,671
South Carolina (0.4%)
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,536

Indiana (0.3%)
Indiana University Student Fee Revenue	5.000%	6/1/21	1,195	1,541
Indiana University Student Fee Revenue	5.000%	6/1/22	1,000	1,300
				2,841
New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,552

Hawaii (0.3%)
Hawaii GO	5.000%	12/1/18	2,000	2,478

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,420

Mississippi (0.2%)
Mississippi GO	5.000%	10/1/36	2,000	2,394

District of Columbia (0.2%)
District of Columbia Water & Sewer
Authority Public Utility Revenue	5.000%	10/1/37	2,000	2,382

Kentucky (0.2%)
Kentucky Economic Development
Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.250%	8/15/46	2,000	2,290

Colorado (0.1%)
Denver CO City & County Airport Revenue	5.000%	11/15/32	1,000	1,188

Oklahoma (0.1%)
Oklahoma Turnpike Authority Revenue	5.000%	1/1/28	775	942
Total Tax-Exempt Municipal Bonds (Cost $877,887)				976,537

				Value•
				($000)
Other Assets and Liabilities (0.4%)
Other Assets				25,175
Liabilities				(20,989)
				4,186
Net Assets (100%)				980,723

At November 30, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				880,806
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				1,270
Unrealized Appreciation (Depreciation)
Investment Securities				98,650
Futures Contracts				(3)
Net Assets				980,723

Investor Shares—Net Assets
Applicable to 11,589,143 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				144,434
Net Asset Value Per Share—Investor Shares				$12.46

Admiral Shares—Net Assets
Applicable to 67,102,482 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				836,289
Net Asset Value Per Share—Admiral Shares				$12.46

• See Note A in Notes to Financial Statements.
* Securities with a value of $104,000 have been segregated as initial margin for open futures contracts.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $22,750,000, representing 2.3% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.

A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	36,650
Total Income	36,650
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—Investor Shares	227
Management and Administrative—Admiral Shares	746
Marketing and Distribution—Investor Shares	33
Marketing and Distribution—Admiral Shares	135
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,248
Net Investment Income	35,402
Realized Net Gain (Loss)
Investment Securities Sold	6,059
Futures Contracts	9
Realized Net Gain (Loss)	6,068
Change in Unrealized Appreciation (Depreciation)
Investment Securities	61,609
Foreign Currencies	(3)
Change in Unrealized Appreciation (Depreciation)	61,606
Net Increase (Decrease) in Net Assets Resulting from Operations	103,076

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

		Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,402	37,053
Realized Net Gain (Loss)	6,068	104
Change in Unrealized Appreciation (Depreciation)	61,606	16,600
Net Increase (Decrease) in Net Assets Resulting from Operations	103,076	53,757
Distributions
Net Investment Income
Investor Shares	(5,142)	(5,660)
Admiral Shares	(30,260)	(31,393)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(35,402)	(37,053)
Capital Share Transactions
Investor Shares	(3,351)	(27,937)
Admiral Shares	5,004	(51,971)
Net Increase (Decrease) from Capital Share Transactions	1,653	(79,908)
Total Increase (Decrease)	69,327	(63,204)
Net Assets
Beginning of Period	911,396	974,600
End of Period	980,723	911,396

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding					Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	.443	.459	.488	.493	.507
Net Realized and Unrealized Gain (Loss)
on Investments	.860	.250	.040	.990	(1.158)
Total from Investment Operations	1.303	.709	.528	1.483	(.651)
Distributions
Dividends from Net Investment Income	(.443)	(.459)	(.488)	(.493)	(.507)
Distributions from Realized Capital Gains	—	—	—	—	(.052)
Total Distributions	(.443)	(.459)	(.488)	(.493)	(.559)
Net Asset Value, End of Period	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	11.41%	6.44%	4.71%	14.63%	-5.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$138	$163	$219	$215
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.67%	4.09%	4.26%	4.51%	4.57%
Portfolio Turnover Rate	16%	30%	22%	22%	35%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding					Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.60	$11.35	$11.31	$10.32	$11.53
Investment Operations
Net Investment Income	.453	.468	.497	.502	.515
Net Realized and Unrealized Gain (Loss)
on Investments	.860	.250	.040	.990	(1.158)
Total from Investment Operations	1.313	.718	.537	1.492	(.643)
Distributions
Dividends from Net Investment Income	(.453)	(.468)	(.497)	(.502)	(.515)
Distributions from Realized Capital Gains	—	—	—	—	(.052)
Total Distributions	(.453)	(.468)	(.497)	(.502)	(.567)
Net Asset Value, End of Period	$12.46	$11.60	$11.35	$11.31	$10.32

Total Return[1]	11.50%	6.53%	4.79%	14.72%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$836	$774	$811	$782	$721
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.75%	4.17%	4.34%	4.59%	4.64%
Portfolio Turnover Rate	16%	30%	22%	22%	35%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Focused Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Focused Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Focused Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	976,537	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	(3)	976,537	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(57)	(7,618)	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Florida Focused Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $177,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $3,734,000 to offset taxable capital gains realized during the year ended November 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2012, the fund had $1,796,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $529,000 through November 30, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2012, the cost of investment securities for tax purposes was $878,416,000. Net unrealized appreciation of investment securities for tax purposes was $98,121,000, consisting of unrealized gains of $99,326,000 on securities that had risen in value since their purchase and $1,205,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $140,390,000 of investment securities and sold $144,933,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

				Year Ended November 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	30,941	2,565	20,720	1,828
Issued in Lieu of Cash Distributions	3,520	291	3,894	346
Redeemed	(37,812)	(3,143)	(52,551)	(4,688)
Net Increase (Decrease) —Investor Shares	(3,351)	(287)	(27,937)	(2,514)
Admiral Shares
Issued	84,731	7,036	91,519	8,105
Issued in Lieu of Cash Distributions	19,491	1,611	19,857	1,761
Redeemed	(99,218)	(8,235)	(163,347)	(14,648)
Net Increase (Decrease)—Admiral Shares	5,004	412	(51,971)	(4,782)

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

This fund provides a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)

Tax-Exem pt Municipal Bonds (98.3%)

Alabam a (0.5%)
Alabama Incentives Financing Authority Special Obligation Revenue	5.000%	9/1/37	4,445	5,015
Alabama Port Authority Docks Facilities Revenue	6.000%	10/1/40	5,000	5,873
Auburn University Alabama General Fee Revenue	5.000%	6/1/42	8,455	9,702
East Alabama Health Care Authority Health Care Facilities Revenue
(East Alabama Medical Center) PUT	5.000%	9/1/13 (Prere.)	5,000	5,194
Houston County AL Health Care Authority Revenue	5.250%	10/1/30 (2)	9,000	9,256
Selma AL Industrial Development Board Revenue (International Paper Co. Project)	5.375%	12/1/35	2,000	2,191

				37,231
Alaska (0.2%)
Alaska Industrial Development & Export Authority Revenue (Providence Health & Services)	5.500%	10/1/41	6,000	6,947
Valdez AK Marine Terminal Revenue (BP Pipelines)	5.000%	1/1/21	6,000	7,269

				14,216
Arizona (1.8%)
Arizona Board Regents Arizona State University System Revenue	5.000%	6/1/37	3,750	4,313
Arizona COP	5.000%	9/1/23 (4)	12,140	13,575
Arizona Health Facilities Authority Revenue (Banner Health)	5.500%	1/1/38	12,500	13,903

Arizona State University COP	5.375%	7/1/13 (14)	2,905	2,917
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/17	3,500	4,160
Arizona Transportation Board Excise Tax Revenue (Maricopa County Regional Area)	5.000%	7/1/21	4,190	5,172
Arizona Transportation Board Highway Revenue	5.000%	7/1/22	15,265	18,879
Arizona Transportation Board Highway Revenue	5.000%	7/1/24	5,000	5,340
Arizona Water Infrastructure Finance Authority Revenue	5.000%	10/1/21	3,190	4,081

Maricopa County AZ Industrial Development Authority Hospital System Revenue
(Samaritan Health Services)	7.000%	12/1/16 (ETM)	8,650	10,025
Maricopa County AZ Pollution Control Corp. Revenue (Southern California Edison Co.)	5.000%	6/1/35	5,500	6,123
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/21	4,000	4,821
Phoenix AZ Civic Improvement Corp. Airport Revenue	5.000%	7/1/22	6,375	7,593
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/18 (2)	7,500	8,069
Phoenix AZ Civic Improvement Corp. Airport Revenue (Light Rail Project)	5.000%	7/1/19 (2)	15,000	16,138
Phoenix AZ Civic Improvement Corp. Excise Tax Revenue	5.000%	7/1/21 (14)	5,135	5,766
1 Phoenix AZ Civic Improvement Corp. Transit Revenue TOB VRDO	0.210%	11/7/12 LOC	8,200	8,200
Phoenix AZ Civic Improvement Corp. Water System Revenue	5.000%	7/1/34	10,000	11,728

				150,803

Arkansas (0.1%)
North Little Rock AR Electric Revenue	6.500%	7/1/15 (ETM)	2,870	3,127
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/31	2,170	2,618
University of Arkansas Revenue (Fayetteville Campus)	5.000%	11/1/32	2,845	3,407

				9,152

California (15.7%)
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/30 (2)	5,000	1,865
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/31 (14)	8,450	3,188
Alameda CA Corridor Transportation Authority Revenue	0.000%	10/1/33 (14)	12,000	4,018
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,000	12,655
Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	8,000	9,471
Beverly Hills CA Unified School District GO	0.000%	8/1/24	6,500	4,317
Beverly Hills CA Unified School District GO	0.000%	8/1/25	10,500	6,648
California Department of Water Resources Power Supply Revenue	5.000%	5/1/16	3,165	3,649
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	5,000	6,167
California Department of Water Resources Power Supply Revenue	5.000%	5/1/21	7,650	9,149
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	5,000	6,111
California Department of Water Resources Power Supply Revenue	5.000%	5/1/22	5,375	6,391
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/27	7,560	8,905
California Department of Water Resources Water System Revenue (Central Valley Project)	5.000%	12/1/29	10,000	12,177
California Economic Recovery Bonds GO	5.000%	7/1/14 (Prere.)	4,145	4,468
California Economic Recovery Bonds GO	5.000%	7/1/15	5,990	6,450
California Economic Recovery Bonds GO	5.250%	7/1/21	8,750	10,802
California Educational Facilities Authority Revenue (California Institute of Technology)	5.000%	11/1/39	7,000	7,968
California Educational Facilities Authority Revenue (University of Southern California)	5.000%	10/1/38	5,000	5,758
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/38	1,000	1,184
California Educational Facilities Authority Revenue (University of Southern California)	5.250%	10/1/39	5,000	5,855
California GO	5.250%	11/1/13 (Prere.)	2,000	2,100
California GO	5.000%	2/1/14 (Prere.)	1,500	1,584
California GO	5.000%	2/1/14 (Prere.)	3,565	3,766
California GO	5.500%	4/1/18	7,000	8,560
California GO	5.000%	6/1/19 (14)	4,500	5,246
California GO	5.000%	9/1/20	5,130	5,916

California GO	5.000%	10/1/20	10,000	12,283
California GO	5.250%	9/1/22	11,500	14,520

			Face	Market

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
California GO	5.250%	9/1/24	12,500	15,194
California GO	5.625%	4/1/26	21,900	25,891
California GO	6.000%	3/1/33	4,000	4,960
California GO	6.500%	4/1/33	41,500	52,180
California GO	6.000%	11/1/35	10,000	12,228
California GO	5.000%	9/1/36	5,750	6,467
California GO	4.500%	10/1/36	1,500	1,542
California GO	6.000%	4/1/38	10,340	12,425
California GO	6.000%	11/1/39	5,000	6,071
California GO	5.250%	11/1/40	18,000	20,545
California GO	5.000%	9/1/42	9,385	10,448
1 California GO TOB VRDO	0.230%	11/2/12	23,000	23,000
California Health Facilities Financing Authority Revenue (Adventist Health System/West)	5.750%	9/1/39	5,500	6,344
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	5.625%	7/1/35	5,000	5,671
California Health Facilities Financing Authority Revenue (Catholic Healthcare West)	6.000%	7/1/39	4,500	5,322

California Health Facilities Financing Authority Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	5.000%	8/15/51	15,000	16,588
California Health Facilities Financing Authority Revenue (Pomona Valley Hospital Medical Center)	5.750%	7/1/15 (14)	5,180	5,195
California Health Facilities Financing Authority Revenue (St. Joseph Health System)	5.750%	7/1/39	8,000	9,242
California Health Facilities Financing Authority Revenue (Stanford Hospital)	5.000%	8/15/51	8,325	9,301
California Health Facilities Financing Authority Revenue (Sutter Health)	5.875%	8/15/31	6,000	7,241
California Health Facilities Financing Authority Revenue (Sutter Health)	5.000%	8/15/38	4,000	4,275
California Health Facilities Financing Authority Revenue (Sutter Health)	6.000%	8/15/42	15,000	18,023

California Infrastructure & Economic Development Bank Revenue
(Independent System Operator Corp. Project)	6.250%	2/1/39	15,000	16,416
California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust) PUT	2.500%	4/1/13	10,000	10,093
California Municipal Finance Authority Revenue (University of La Verne)	6.250%	6/1/40	5,000	5,783
California Public Works Board Lease Revenue (Community Colleges)	5.625%	3/1/16 (2)	9,340	9,378
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/26	6,000	6,848
California Public Works Board Lease Revenue (Department of Corrections)	5.000%	6/1/27	2,500	2,840
California Public Works Board Lease Revenue (Department of General Services)	6.250%	4/1/34	10,000	11,852
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/20	2,000	2,421
California Public Works Board Lease Revenue (Judicial Council Projects)	5.000%	12/1/27	5,000	5,650
California Public Works Board Lease Revenue (Various Capital Projects)	5.000%	10/1/28	4,000	4,495
California State University Revenue Systemwide	5.000%	11/1/21	5,000	6,283
California State University Revenue Systemwide	5.000%	11/1/32 (4)	10,000	11,388
California State University Revenue Systemwide	5.250%	11/1/34	8,600	9,746
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	12,500	13,845
California Statewide Communities Development Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	7,000	7,429
California Statewide Communities Development Authority Revenue (Trinity Health)	5.000%	12/1/41	10,500	11,690

California Statewide Communities Development Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.250%	11/15/41	3,000	3,435

California Statewide Communities Development Authority Student Housing Revenue
(CHF-Irvine LLC - UCI East Campus Apartments Phase II)	5.750%	5/15/32	4,000	4,322
Chula Vista CA Industrial Development Revenue (San Diego Gas & Electric Co.)	5.875%	2/15/34	10,000	11,797
Golden State Tobacco Securitization Corp. California	5.000%	6/1/13 (Prere.)	26,020	26,743
Golden State Tobacco Securitization Corp. California	6.250%	6/1/13 (Prere.)	10,825	11,189
2 Golden State Tobacco Securitization Corp. California	6.750%	6/1/13 (Prere.)	20,000	20,756
Golden State Tobacco Securitization Corp. California	4.500%	6/1/27	12,090	10,776
Golden State Tobacco Securitization Corp. California	5.750%	6/1/47	5,345	4,762
Grossmont CA Healthcare District GO	5.000%	7/15/37 (2)	15,770	17,161
Grossmont CA Healthcare District GO	6.125%	7/15/40	5,000	6,151
Imperial CA Irrigation District Electric Revenue	6.250%	11/1/31	2,225	2,764
Kern County CA GO	6.000%	8/1/35 (12)	2,500	2,929
Los Angeles CA Community College District GO	5.000%	8/1/28	6,600	7,756
Los Angeles CA Community College District GO	6.000%	8/1/33	10,000	12,629
Los Angeles CA Community College District GO	5.250%	8/1/39	3,000	3,623
Los Angeles CA Department of Airports International Airport Revenue	5.000%	5/15/40	10,000	11,304
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/31 (4)	12,500	13,694
Los Angeles CA Department of Water & Power Revenue	5.375%	7/1/38	4,000	4,661
Los Angeles CA Department of Water & Power Revenue	5.000%	7/1/39	5,000	5,577
Los Angeles CA GO	5.000%	9/1/22	3,475	4,343
Los Angeles CA GO	5.000%	9/1/22	9,745	12,179
Los Angeles CA Unified School District GO	5.250%	7/1/13 (Prere.)	9,000	9,301
Los Angeles CA Unified School District GO	5.000%	7/1/25 (3)	10,000	11,023
Los Angeles CA Unified School District GO	5.000%	7/1/25 (4)	6,980	8,096
Los Angeles CA Unified School District GO	5.000%	7/1/26 (4)	7,435	8,593
Los Angeles CA Unified School District GO	5.000%	7/1/26 (4)	27,240	31,481
Los Angeles CA Unified School District GO	5.000%	7/1/26	6,950	8,182
Los Angeles CA Unified School District GO	5.000%	7/1/27	7,295	8,560
Los Angeles CA Wastewater System Revenue	5.750%	6/1/28	11,080	13,335

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
3 Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.000%	7/1/21	7,000	8,538
1 Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue TOB VRDO	0.210%	11/1/12	300	300
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/18	5,000	5,948
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/30	3,500	3,999
Los Angeles County CA Public Works Financing Authority Lease Revenue	5.000%	8/1/31	2,790	3,168
M-S-R California Energy Authority Revenue	6.500%	11/1/39	4,000	5,601
M-S-R California Energy Authority Revenue CP	6.500%	11/1/39	10,000	14,001
M-S-R California Public Power Agency Revenue (San Juan Project)	6.125%	7/1/13 (2)	2,020	2,084
M-S-R California Public Power Agency Revenue (San Juan Project)	6.750%	7/1/20 (ETM)	7,765	9,667
Metropolitan Water District of Southern California Revenue	5.000%	7/1/35	5,000	5,740
Metropolitan Water District of Southern California Revenue VRDO	0.210%	11/7/12	1,835	1,835
Modesto CA Irrigation District COP	5.500%	7/1/35	5,700	6,232

Modesto CA Irrigation District Financing Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	18,910	24,013
Mount Diablo CA Unified School District GO	5.000%	6/1/37	5,740	6,481
Newport Beach CA Revenue (Hoag Memorial Hospital Presbyterian)	6.000%	12/1/40	3,500	4,314
1 Newport Beach CA Revenue (Hoag Memorial Hospital Presbyterian) TOB VRDO	0.240%	11/7/12	8,650	8,650
Northern California Power Agency Revenue (Hydroelectric Project)	5.000%	7/1/19 (12)	4,000	4,764
Palomar Pomerado Health California GO	0.000%	8/1/38 (12)	10,000	8,671
Sacramento CA Municipal Utility District Revenue	6.500%	9/1/13 (14)	2,435	2,520
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26	4,750	5,767
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	1,385	1,669
Sacramento CA Municipal Utility District Revenue VRDO	0.230%	11/7/12 LOC	3,000	3,000
Sacramento County CA Airport Revenue	6.000%	7/1/41	10,500	12,071
San Bernardino County CA Medical Center COP	6.875%	8/1/24 (ETM)	13,000	18,443
San Diego CA Public Facilities Financing Authority Water Revenue	5.000%	8/1/29	5,770	6,917
San Diego CA Unified School District GO	0.000%	7/1/13 (ETM)	7,160	7,142
San Diego CA Unified School District GO	5.500%	7/1/22 (14)	9,160	11,853
San Diego CA Unified School District GO	0.000%	7/1/37	14,000	4,098
San Diego CA Unified School District GO	0.000%	7/1/39	6,300	1,671
San Diego CA Unified School District GO	0.000%	7/1/40	7,500	1,893
San Diego CA Unified School District GO	0.000%	7/1/41	10,000	2,402
San Francisco CA City & County International Airport Revenue	5.000%	5/1/17	10,000	11,772
San Francisco CA City & County International Airport Revenue	6.000%	5/1/39	10,000	11,824
San Joaquin Hills CA Transportation Corridor Agency Toll Road Revenue	0.000%	1/15/25 (14)	9,250	4,991
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/20 (2)	11,415	11,671
San Jose CA Redevelopment Agency Tax Allocation Revenue	5.000%	8/1/27 (14)	5,000	5,055
San Mateo County CA Joint Powers Financing Authority Lease Revenue (Youth Services Campus)	5.000%	7/15/33	5,000	5,482
San Ramon Valley CA Unified School District GO	5.000%	8/1/23	2,500	3,138
San Ramon Valley CA Unified School District GO	5.000%	8/1/24	2,810	3,493
Santa Monica CA Community College District GO	0.000%	8/1/25	2,165	1,357
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	2,720	2,926
Simi Valley CA School Financing Authority Revenue	5.000%	8/1/27 (4)	10,000	11,591
Southern California Public Power Authority Revenue	5.000%	7/1/27	5,000	5,930
Southern California Public Power Authority Revenue	5.000%	7/1/29	2,670	3,169
Southern California Public Power Authority Revenue (Transmission Project)	0.000%	7/1/14	8,500	8,360
State Center California Community College District GO	5.000%	8/1/31 (4)	16,100	17,762
Tobacco Securitization Authority Revenue (Northern California Tobacco Settlement)	5.375%	6/1/38	2,500	2,119
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	4,275	4,652
University of California Revenue	4.500%	5/15/31 (4)	14,920	15,710
University of California Revenue	5.000%	5/15/35	3,675	4,164
Ventura County CA Community College District GO	5.500%	8/1/33	12,000	14,240
Victor Valley CA Community College District GO	6.000%	8/1/39	12,000	13,875
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	8,985	9,844

				1,279,180

Colorado (2.3%)
Aurora CO COP	5.000%	12/1/27	3,675	4,173
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.250%	2/1/31	4,000	4,644
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.500%	7/1/34	5,000	5,717
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)	5.000%	2/1/41	4,000	4,381
Colorado Health Facilities Authority Revenue (Covenant Retirement Community Inc.)	5.000%	12/1/33	5,000	5,234
Colorado Health Facilities Authority Revenue (Sisters of Charity of Leavenworth Health System)	5.000%	1/1/40	2,035	2,215

Colorado Health Facilities Authority Revenue
(Sisters of Charity of Leavenworth Health System) VRDO	0.200%	11/7/12	4,600	4,600

Colorado Springs CO Utility System Revenue	5.000%	11/15/13 (Prere.)	12,725	13,348
Colorado Springs CO Utility System Revenue	5.375%	11/15/16 (2)	12,790	12,816
Colorado Springs CO Utility System Revenue	5.375%	11/15/17 (2)	13,490	13,517
Denver CO City & County Airport Revenue	5.000%	11/15/32	4,000	4,625
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/13 (14)	10,000	9,829
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/15 (14)	5,795	5,394
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/16 (14)	10,185	9,166
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/19 (14)	13,000	10,124

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/23 (14)	20,775	12,724
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/25 (14)	9,700	5,251
E-470 Public Highway Authority Colorado Revenue	0.000%	9/1/30 (14)	16,500	6,686
Northwest Parkway Public Highway Authority Colorado Convertible Revenue	5.700%	6/15/16 (Prere.)	15,000	17,732
Northwest Parkway Public Highway Authority Colorado Convertible Revenue	5.800%	6/15/16 (Prere.)	16,000	18,971
Regional Transportation District of Colorado Sales Tax Revenue	6.000%	1/15/34	5,000	5,819
Regional Transportation District of Colorado Sales Tax Revenue	6.000%	1/15/41	11,500	13,334
University of Colorado Enterprise System Revenue	5.750%	6/1/28	1,000	1,259

				191,559
Connecticut (0.7%)
Connecticut GO	5.000%	12/1/19	8,225	10,254
Connecticut GO	5.000%	12/1/20	10,000	12,263
Connecticut GO	5.000%	11/1/22	7,150	8,900
Connecticut GO	5.000%	4/15/25	10,000	12,217
Connecticut GO	5.000%	4/15/26	5,000	6,094
Connecticut Health & Educational Facilities Authority Revenue (Stamford Hospital)	5.000%	7/1/37	8,500	9,218

				58,946

District of Colum bia (0.4%)
District of Columbia Revenue (Georgetown University)	5.500%	4/1/36	5,000	5,494
District of Columbia Revenue (Washington Drama Society) VRDO	0.210%	11/7/12 LOC	4,875	4,875
District of Columbia Water & Sewer Authority Public Utility Revenue	5.000%	10/1/37	8,000	9,259
District of Columbia Water & Sewer Authority Public Utility Revenue	5.500%	10/1/39	13,000	15,167

				34,795
Florida (6.9%)
Alachua County FL Health Facilities Authority Revenue (Shands HealthCare Project)	1.150%	12/1/37	10,000	8,284
Broward County FL Airport System Revenue	5.000%	10/1/37	12,500	14,004
Broward County FL Sales Tax Revenue (Main Courthouse Project)	5.250%	10/1/36	15,000	17,034
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.500%	6/1/14	7,500	8,051
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/15	18,000	19,787
Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.000%	6/1/16	6,000	6,733

Citizens Property Insurance Corp. Florida Revenue (Coastal Account)	5.250%	6/1/17	6,000	6,862
Florida Board of Education Lottery Revenue	5.000%	7/1/16 (2)	10,000	11,273
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (14)	13,770	15,948
Florida Board of Education Lottery Revenue	5.000%	7/1/22 (2)	12,995	14,805
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/13 (Prere.)	5,000	5,185
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/19 (14)	11,900	12,342
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/19 (3)	8,000	8,973
Florida Board of Education Public Education Capital Outlay GO	5.500%	6/1/19	5,565	7,084
Florida Board of Education Public Education Capital Outlay GO	5.000%	6/1/34	2,695	3,149
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.210%	11/7/12	3,000	3,000
1 Florida Board of Education Public Education Capital Outlay GO TOB VRDO	0.220%	11/7/12	9,600	9,600
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/20	8,175	9,647
Florida Department of Environmental Protection & Preservation Revenue	5.000%	7/1/21	8,610	10,049
Florida Department of Transportation GO	5.000%	7/1/32 (4)	9,750	10,605
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/15	5,000	5,547
Florida Hurricane Catastrophe Fund Finance Corp. Revenue	5.000%	7/1/16	5,000	5,665
Florida Turnpike Authority Revenue	5.000%	7/1/17 (4)	5,000	5,207

Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	245	278

Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	185	210

Highlands County FL Health Facilities Authority Hospital Revenue
(Adventist Health System/Sunbelt Obligated Group)	5.250%	11/15/16 (Prere.)	245	290
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/18 (14)	6,130	6,334
Hillsborough County FL Aviation Authority Revenue (Tampa International Airport)	5.000%	10/1/19 (14)	6,390	6,589

Hillsborough County FL Industrial Development Authority Hospital Revenue
(H. Lee Moffitt Cancer Center Project)	5.250%	7/1/27	4,085	4,389

Hillsborough County FL Industrial Development Authority Revenue
(University Community Hospital)	6.500%	8/15/19 (ETM)	3,500	4,326
Hillsborough County FL School Board COP	5.250%	7/1/16 (14)	13,300	15,162
Jacksonville FL Electric Authority Electric System Revenue VRDO	0.230%	11/1/12	1,400	1,400
Jacksonville FL Electric Authority Water & Sewer Revenue	5.000%	10/1/33	3,500	4,037
Jacksonville FL Transportation Revenue	5.000%	10/1/31	2,000	2,322
Key West FL Utility Board Election Revenue	5.000%	10/1/31 (14)	5,000	5,390
Lee Memorial Health System Florida Hospital Revenue	5.250%	4/1/35 (14)	12,730	13,505

Marion County FL Hospital District Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	7,750	8,107
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/21	2,000	2,425
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.750%	10/1/25	4,720	5,583
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/29	14,165	16,031

Long-Term Tax-Exem pt Fund

			Face	Market

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.000%	10/1/30	4,270	4,810
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.375%	10/1/35	5,200	5,948
Miami-Dade County FL Aviation Revenue (Miami International Airport)	5.375%	10/1/41	8,000	9,133
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.250%	4/1/18	3,000	3,363
Miami-Dade County FL Educational Facilities Authority Revenue (University of Miami)	5.250%	4/1/19	2,505	2,811
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/26 (2)	17,240	18,763
Miami-Dade County FL Expressway Authority Toll System Revenue	5.000%	7/1/40	6,500	7,109
Miami-Dade County FL School Board COP	5.000%	8/1/18 (2)	5,000	5,786
Miami-Dade County FL School Board COP	5.250%	5/1/29 (12)	5,850	6,592
Miami-Dade County FL School Board COP	5.250%	5/1/30 (12)	10,000	11,252
3 Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/31	10,000	11,265
3 Miami-Dade County FL Special Obligation Revenue	5.000%	10/1/37	2,500	2,774
1 Miami-Dade County FL Special Obligation Revenue TOB VRDO	0.230%	11/1/12 LOC	1,700	1,700
Miami-Dade County FL Transit Sales Surtax Revenue	5.000%	7/1/37	7,000	7,922
Orange County FL Health Facilities Authority Revenue (Nemours Foundation Project)	5.000%	1/1/39	5,265	5,840
Orlando & Orange County FL Expressway Authority Revenue	8.250%	7/1/13 (14)	9,695	10,161
Orlando FL Utility Commission Utility System Revenue	5.000%	10/1/33	3,555	4,218
Palm Beach County FL Criminal Justice Facilities Revenue	7.200%	6/1/15 (14)	4,000	4,586
Palm Beach County FL Public Improvement Revenue	5.000%	5/1/38	5,000	5,445
Palm Beach County FL Solid Waste Authority Revenue	5.500%	10/1/28	20,000	22,984
Polk County FL Public Facilities Revenue	5.000%	12/1/30 (14)	17,835	19,511
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	8,000	9,134
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,268

Putman County FL Authority Pollution Control Revenue
(Seminole Electric Cooperative Inc. Project) PUT	5.350%	5/1/18 (2)	4,300	4,869
Sarasota County FL Public Hospital District Hospital Revenue (Sarasota Memorial Hospital Project)	5.625%	7/1/39	5,000	5,558
Seminole County FL School Board COP	5.000%	7/1/22 (4)	1,990	2,291
1 South Florida Water Management District COP TOB VRDO	0.210%	11/1/12	9,500	9,500

South Miami FL Health Facilities Authority Hospital Revenue
(Baptist Health South Florida Obligated Group)	5.000%	8/15/32	8,000	8,797
Sunrise FL Utility System Revenue	5.500%	10/1/18 (ETM)	12,000	14,219
Sunshine State Governmental Financing Commission Florida Revenue VRDO	0.200%	11/7/12 LOC	1,400	1,400
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/26	1,000	1,162
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/28	1,700	1,955
Tampa FL Cigarette Tax Allocation Revenue (H. Lee Moffitt Cancer Center Project)	5.000%	9/1/29	1,950	2,232
Tampa FL Health System Revenue (Baycare Health System)	5.000%	11/15/33	7,407	8,443
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/30	1,525	1,880
Tohopekaliga FL Water Authority Utility System Revenue	5.750%	10/1/31	1,600	1,967

562,860

Georgia (2.7%)
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/21	3,360	4,052
Atlanta GA Airport Passenger Facility Charge Revenue	5.000%	1/1/33 (4)	10,020	10,559
Atlanta GA Airport Revenue	5.000%	1/1/33	2,615	3,002
Atlanta GA Airport Revenue	5.000%	1/1/33	5,000	5,740
Atlanta GA Airport Revenue	5.000%	1/1/34	2,750	3,147
Atlanta GA Airport Revenue	5.000%	1/1/34	5,000	5,723
Atlanta GA Airport Revenue	5.000%	1/1/37	6,010	6,817
Atlanta GA Airport Revenue	5.000%	1/1/37	5,000	5,672
Atlanta GA Water & Wastewater Revenue	5.500%	11/1/15 (4)	8,500	9,666
Atlanta GA Water & Wastewater Revenue	5.000%	11/1/33 (14)	26,425	26,500

Burke County GA Development Authority Pollution Control Revenue
(Oglethorpe Power Corp. Vogtle Project)	5.500%	1/1/33	3,000	3,278
Cobb County GA Kennestone Hospital Authority Revenue	5.250%	4/1/41	10,000	11,189
Dalton County GA Development Authority Revenue (Hamilton Health Care System)	5.500%	8/15/26 (14)	12,000	14,102
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/36	2,000	2,306
DeKalb County GA Water & Sewer Revenue	5.250%	10/1/41	6,650	7,639
Georgia Municipal Electric Power Authority Revenue	5.000%	1/1/39	5,000	5,678
Georgia Road & Tollway Authority Revenue	5.000%	3/1/21	2,815	3,582
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/32	4,500	4,917
Macon-Bibb County GA Hospital Authority Revenue (Medical Center of Central Georgia)	5.000%	8/1/35	3,405	3,686
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.000%	3/15/21	10,305	11,993
Main Street Natural Gas Inc. Georgia Gas Project Revenue	5.500%	9/15/25	15,000	17,836
Metropolitan Atlanta GA Rapid Transportation Authority Georgia Sales Tax Revenue	6.250%	7/1/18	9,670	11,148
Municipal Electric Authority Georgia Revenue	5.000%	1/1/20	8,000	9,750
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.250%	1/1/19	5,000	6,100
Municipal Electric Authority Georgia Revenue (General Resolution Projects)	5.500%	1/1/26	7,000	8,003
Municipal Electric Authority Georgia Revenue (Project One)	5.250%	1/1/18	7,000	8,385
Private Colleges & University Authority of Georgia Revenue (Emory University)	5.000%	9/1/32	1,500	1,747
1 Private Colleges & University Authority of Georgia Revenue (Emory University) TOB VRDO	0.220%	11/7/12	2,955	2,955
Private Colleges & University Authority of Georgia Revenue (Mercer University)	6.500%	11/1/15 (ETM)	3,860	4,221

				219,393

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)

Hawaii (0.6%)
Hawaii GO	5.000%	12/1/21	5,150	6,554
Hawaii Harbor System Revenue	5.500%	7/1/35	5,000	5,891
Hawaii Harbor System Revenue	5.625%	7/1/40	5,000	5,911
Honolulu HI City & County GO	5.250%	4/1/28	8,000	9,511
Honolulu HI City & County GO	5.250%	4/1/30	8,000	9,458
Honolulu HI City & County GO	5.250%	8/1/33	2,000	2,435
Honolulu HI City & County GO	5.250%	8/1/34	1,500	1,807
Honolulu HI City & County Wastewater System Revenue	5.250%	7/1/36	5,000	5,924
University of Hawaii Revenue	6.000%	10/1/38	2,500	3,053

				50,544

Idaho (0.2%)
Idaho Health Facilities Authority Revenue (Trinity Health Group)	6.250%	12/1/33	6,000	7,184
Idaho Housing & Finance Association RAN	5.000%	7/15/22	6,465	7,612

				14,796

Illinois (8.0%)
Chicago IL (City Colleges Capital Improvement Project) GO	0.000%	1/1/16 (14)	8,500	8,018
Chicago IL Board of Education GO	0.000%	12/1/13 (2)	5,000	4,951
Chicago IL Board of Education GO	0.000%	12/1/14 (2)	5,000	4,898
Chicago IL Board of Education GO	5.000%	12/1/18	2,500	2,962
Chicago IL Board of Education GO	5.000%	12/1/19	2,500	2,987
Chicago IL Board of Education GO	5.000%	12/1/42	27,925	30,343
Chicago IL GO	5.600%	1/1/16 (Prere.)	7,010	8,184
Chicago IL GO	5.610%	1/1/16 (Prere.)	3,695	4,315
Chicago IL GO	5.650%	1/1/16 (Prere.)	7,985	9,335
Chicago IL GO	5.530%	1/1/20 (14)	5,000	5,668
Chicago IL GO	5.000%	1/1/21 (4)	3,000	3,236
Chicago IL GO	5.580%	1/1/22 (14)	5,000	5,650
Chicago IL GO	5.000%	12/1/22	3,230	3,786
Chicago IL GO	5.600%	1/1/24 (14)	2,480	2,773
Chicago IL GO	5.610%	1/1/25 (14)	1,305	1,466
Chicago IL GO	5.000%	1/1/28 (4)	7,500	8,201
Chicago IL GO	5.650%	1/1/28 (14)	2,820	3,166
Chicago IL GO	5.250%	1/1/35	5,000	5,632
Chicago IL Metropolitan Water Reclamation District GO	5.000%	12/1/31	7,500	8,868
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/25 (4)	17,000	18,770
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/26 (4)	17,600	19,343
Chicago IL O’Hare International Airport Revenue	5.000%	1/1/40	2,000	2,154
1 Chicago IL O’Hare International Airport Revenue TOB VRDO	0.360%	11/7/12 (12)	5,805	5,805
Chicago IL Park District GO	5.000%	1/1/36	4,000	4,565
Chicago IL Public Building Commission GO	7.000%	1/1/20 (ETM)	27,500	36,697
Chicago IL Sales Tax Revenue	5.000%	1/1/29	4,265	4,870
Chicago IL Transit Authority Sales Tax Receipts Revenue	5.250%	12/1/36	5,400	6,198
Chicago IL Water Revenue	5.750%	11/1/30 (2)	12,000	15,056
Cook County IL Forest Preservation District GO	5.000%	12/15/37	2,500	2,828
Cook County IL GO	5.250%	11/15/28	6,000	7,062

Illinois Development Finance Authority Hospital Revenue
(Evanston Northwestern Healthcare Corp.) VRDO	0.210%	11/1/12	6,100	6,100
Illinois Finance Authority Gas Supply Revenue (Peoples Gas Light & Coke) PUT	2.125%	7/1/14	2,875	2,926
Illinois Finance Authority Revenue (Advocate Health Care Network) VRDO	0.230%	11/7/12	15,430	15,430
Illinois Finance Authority Revenue (Art Institute of Chicago)	5.000%	3/1/34	4,250	4,819
Illinois Finance Authority Revenue (Ascension Health Credit Group)	5.000%	11/15/37	4,000	4,471
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41	5,000	6,001
Illinois Finance Authority Revenue (Carle Foundation)	6.000%	8/15/41 (4)	1,500	1,752
Illinois Finance Authority Revenue (Central DuPage Health)	5.250%	11/1/39	4,000	4,437
Illinois Finance Authority Revenue (Chicago University)	5.500%	8/15/36	15,000	16,914
Illinois Finance Authority Revenue (Children’s Memorial Hospital)	5.375%	8/15/39	10,000	10,757
Illinois Finance Authority Revenue (Northwestern Community Hospital)	5.375%	7/1/33	3,000	3,279
Illinois Finance Authority Revenue (OSF Healthcare System)	7.000%	11/15/29	15,000	18,251
Illinois Finance Authority Revenue (OSF Healthcare System)	6.000%	5/15/39	6,345	7,365

Illinois Finance Authority Revenue (OSF Healthcare System)	5.000%	5/15/41	6,000	6,472
Illinois Finance Authority Revenue (Riverside Health System)	6.250%	11/15/35	4,600	5,383
Illinois Finance Authority Revenue (Silver Cross & Medical Centers)	7.000%	8/15/44	16,000	19,164
Illinois Finance Authority Revenue (Southern Illinois Healthcare)	5.375%	3/1/35 (4)	5,000	5,581
Illinois Finance Authority Revenue (Trinity Health Corp.)	5.000%	12/1/30	3,000	3,345
Illinois Finance Authority Revenue (University of Chicago)	5.750%	7/1/33	7,750	9,443
Illinois Finance Authority Revenue (University of Chicago)	5.500%	7/1/37	10,000	12,050
Illinois GO	2.000%	2/1/13	17,205	17,280
Illinois GO	5.000%	8/1/20	10,000	11,651
Illinois GO	5.000%	3/1/21	4,000	4,641

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
Illinois GO	5.000%	8/1/21	7,000	8,144
Illinois GO	5.000%	8/1/24	9,000	10,159
Illinois GO	5.000%	8/1/25	2,000	2,245
Illinois Regional Transportation Authority Revenue	7.200%	11/1/20 (2)	19,155	22,952
Illinois Sales Tax Revenue	5.000%	6/15/17	3,000	3,556
Illinois Sales Tax Revenue	5.000%	6/15/19	5,000	6,078
Illinois Sports Facilities Authority Revenue	5.500%	6/15/30 (2)	10,000	10,870
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	2,600	2,958
Illinois Toll Highway Authority Revenue	5.000%	1/1/23 (4)	7,095	7,891
Illinois Toll Highway Authority Revenue	5.000%	1/1/24 (4)	3,465	3,932
Illinois Toll Highway Authority Revenue	5.500%	1/1/33	20,000	22,489
Illinois Unemployment Insurance Fund Building Receipts Revenue	4.000%	6/15/20	5,000	5,257
Illinois Unemployment Insurance Fund Building Receipts Revenue	5.000%	6/15/20	4,500	4,916
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	12/15/14 (14)	16,100	15,575
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	0.000%	6/15/44 (4)	10,000	2,028
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue	5.250%	6/15/50	12,000	13,259
Metropolitan Pier & Exposition Authority Illinois Dedicated Sales Tax Revenue
(McCormick Place Expansion Project)	5.000%	12/15/22	5,000	6,149
1 Metropolitan Pier & Exposition Authority Illinois Hospital Facilities Revenue TOB VRDO	0.710%	11/7/12 (ETM)	11,405	11,405
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	5.500%	6/1/23	5,000	5,839
Railsplitter Tobacco Settlement Authority Illinois Tobacco Settlement Revenue	6.000%	6/1/28	15,000	17,808
Springfield IL Water Revenue	5.000%	3/1/37	8,000	9,202
University of Illinois Auxiliary Facilities System Revenue	5.500%	4/1/31	3,000	3,503
Will County IL Community School District GO	0.000%	11/1/13 (ETM)	10,000	9,944

				651,458
Indiana (1.3%)
Indiana Finance Authority Facilities Revenue (Wabash Valley Correctional Facility)	5.000%	7/1/18	4,450	5,314
Indiana Finance Authority Facilities Revenue (Wabash Valley Correctional Facility)	5.250%	7/1/19	2,500	3,069
Indiana Finance Authority Health System Revenue
(Sisters of St. Francis Health Services Inc. Obligated Group)	5.250%	11/1/39	3,000	3,306
Indiana Finance Authority Health System Revenue

(Sisters of St. Francis Health Services Inc. Obligated Group) VRDO	0.220%	11/7/12 LOC	10,300	10,300
3 Indiana Finance Authority Hospital Revenue (Community Health Network)	5.000%	5/1/42	9,000	9,830
1 Indiana Finance Authority Revenue (Lease Appropriation) TOB VRDO	0.210%	11/7/12	3,890	3,890
Indiana Finance Authority Wastewater Utility Revenue (CWA Authority Project)	5.000%	10/1/37	7,000	7,942

Indiana Health & Educational Facility Financing Authority Hospital Revenue
(Clarian Health Obligated Group)	5.000%	2/15/39	7,045	7,528
Indiana Municipal Power Agency Revenue	6.125%	1/1/13 (ETM)	2,545	2,570
Indiana Municipal Power Agency Revenue	5.750%	1/1/34	8,000	8,417
Indianapolis IN Local Public Improvement Bond Bank Revenue (Bank-Waterworks Project)	5.750%	1/1/38	10,000	11,434
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/28 (4)	6,160	7,517
Indianapolis IN Local Public Improvement Bond Bank Revenue (PILOT Infrastructure Project)	5.000%	1/1/29 (4)	6,245	7,625

Indianapolis IN Local Public Improvement Bond Bank Revenue
(Qualified Midwestern Disaster Area)	5.750%	2/1/36	8,800	10,564
Rockport IN Pollution Control Revenue (Indiana Michigan Power Co. Project) PUT	6.250%	6/2/14	8,250	8,846

				108,152

Iowa (0.1%)
Iowa Finance Authority Midwestern Disaster Area Revenue (Alcoa Inc. Project)	4.750%	8/1/42	11,000	11,206

Kansas (0.1%)
Burlington KS Pollution Control Revenue (Kansas Gas & Electric Co. Project)	4.850%	6/1/31 (14)	7,500	7,859

Kentucky (1.0%)
Kentucky Asset/Liability Commission General Fund Revenue	0.698%	11/1/17 (14)	7,425	7,320
Kentucky Asset/Liability Commission General Fund Revenue	0.818%	11/1/21 (14)	23,695	22,805
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.375%	8/15/24	5,000	5,758
Kentucky Economic Development Finance Authority Hospital Revenue
(Baptist Healthcare System Obligated Group)	5.000%	8/15/42	6,225	6,769
Kentucky Property & Building Commission Revenue	5.250%	2/1/18	5,080	6,135
Kentucky Property & Building Commission Revenue	5.000%	8/1/20	15,000	18,479

Louisville & Jefferson County KY Metropolitan Government Pollution Control Revenue
(Louisville Gas & Electric Co. Project) PUT	1.650%	4/3/17	8,500	8,687
Louisville & Jefferson County KY Metropolitan Government Revenue (Catholic Health Initiatives)	5.000%	12/1/35	6,500	7,322

				83,275

Louisiana (1.4%)
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	8,065	8,982
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	6,880	7,662
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/15 (Prere.)	5,000	5,574
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/26	7,500	9,198

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
Louisiana Gasoline & Fuel Tax Revenue	5.000%	5/1/28 (10)	2,500	2,814
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (LCTCS Facilities Corp. Project)	5.000%	10/1/22	4,000	4,776
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue (Women’s Hospital Foundation Project)	5.875%	10/1/40	14,000	15,847
3 Louisiana Public Facilities Authority Hospital Revenue
(Franciscan Missionaries of Our Lady Health System Project)	5.000%	7/1/42	5,000	5,418
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project)	5.375%	5/15/43	10,000	10,477
New Orleans LA GO	0.000%	9/1/13 (2)	9,000	8,855
New Orleans LA GO	0.000%	9/1/16 (2)	5,785	5,120
St. Charles Parish LA Gulf Opportunity Zone Revenue (Valero Energy Corp.) PUT	4.000%	6/1/22	4,000	4,390
St. John Baptist Parish LA Revenue (Marathon Oil Corp. Project)	5.125%	6/1/37	12,500	13,446
Tobacco Settlement Financing Corp. Louisiana Revenue	5.875%	5/15/39	14,500	14,862

				117,421
Maryland (0.7%)
Maryland Economic Development Corp. Pollution Control Revenue (Potomac Electric Power Co.)	6.200%	9/1/22	4,000	4,905

Maryland Economic Development Corp. Student Housing Revenue
(University of Maryland College Park)	5.000%	6/1/28 (12)	500	521

Maryland Economic Development Corp. Student Housing Revenue
(University of Maryland College Park)	5.000%	6/1/33 (12)	2,500	2,583
Maryland GO	5.000%	3/1/21	5,000	6,224
Maryland Health & Higher Educational Facilities Authority Revenue (Charlestown Community)	6.250%	1/1/41	5,000	5,747
Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group)	5.000%	7/1/30	1,000	1,192
Maryland Health & Higher Educational Facilities Authority Revenue
(Johns Hopkins Health System Obligated Group)	5.000%	7/1/32	2,000	2,359
Maryland Health & Higher Educational Facilities Authority Revenue (Medlantic/Helix)	5.250%	8/15/38 (2)	13,475	16,617
Maryland Health & Higher Educational Facilities Authority Revenue
(University of Maryland Medical System)	7.000%	7/1/22 (14)	11,485	14,104
Maryland Health & Higher Educational Facilities Authority Revenue
(Western Maryland Health System)	5.000%	7/1/34 (14)	2,900	3,056

				57,308

Massachusetts (3.8%)
Massachusetts Bay Transportation Authority Assessment Revenue	5.250%	7/1/34	2,500	2,911
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21 (ETM)	6,680	7,622
Massachusetts Bay Transportation Authority General Transportation Revenue	7.000%	3/1/21	7,235	9,576
Massachusetts Bay Transportation Authority Sales Tax Revenue	5.500%	7/1/29 (14)	3,085	4,253
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.500%	11/7/12	10,334	10,334
1 Massachusetts Bay Transportation Authority Sales Tax Revenue TOB VRDO	0.710%	11/7/12	12,980	12,980
Massachusetts College Building Authority Revenue	0.000%	5/1/17 (ETM)	7,460	7,120
Massachusetts College Building Authority Revenue	5.000%	5/1/35	2,500	2,848
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/26	8,000	9,124
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/27	8,000	9,058
Massachusetts Department of Transportation Metropolitan Highway System Revenue	5.000%	1/1/35	5,000	5,651

Massachusetts Development Finance Agency Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	10,000	11,632
4 Massachusetts GO	0.590%	9/1/14	5,000	5,000
Massachusetts GO	5.500%	8/1/20	1,000	1,294
Massachusetts Health & Educational Facilities Authority Revenue (Boston Medical Center)	5.750%	7/1/31	8,500	9,378
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University)	5.500%	11/15/36	10,000	12,110
Massachusetts Health & Educational Facilities Authority Revenue (Lahey Clinic Medical Center)	5.000%	8/15/30 (14)	7,460	7,999
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	2,400	2,706
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	7,755	8,744
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	10,000	11,275
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/21	5,000	6,361
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/23	10,000	12,621
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	16,230	17,888
Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	8,275	9,468
Massachusetts Special Obligation Dedicated Tax Revenue	5.250%	1/1/14 (Prere.)	7,295	7,706
Massachusetts Special Obligation Dedicated Tax Revenue	5.750%	1/1/14 (Prere.)	10,000	10,621
Massachusetts Special Obligation Dedicated Tax Revenue	5.500%	1/1/27 (14)	7,190	9,099
Massachusetts Transportation Fund Revenue (Accelerated Bridge Program)	5.000%	6/1/21	5,160	6,599
Massachusetts Water Resources Authority Revenue	6.500%	7/15/19 (ETM)	20,000	23,925
Massachusetts Water Resources Authority Revenue	5.000%	8/1/31 (2)	21,000	23,639
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35	5,000	5,996
Massachusetts Water Resources Authority Revenue	5.000%	8/1/35 (14)	12,000	13,743
Massachusetts Water Resources Authority Revenue	5.250%	8/1/42	5,000	5,923
Metropolitan Boston MA Transit Parking Corp. Revenue	5.250%	7/1/36	3,000	3,423

				308,627

Long-Term Tax-Exem pt Fund

			Face	Market
		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)

Michigan (1.9%)
Detroit MI GO	5.000%	4/1/15 (12)	2,875	3,014
Detroit MI GO	5.000%	4/1/16 (12)	3,015	3,189
Detroit MI GO	5.000%	4/1/17 (12)	3,170	3,316
Detroit MI Sewer System Revenue	5.125%	7/1/15 (Prere.)	3,970	4,452
Detroit MI Sewer System Revenue	5.500%	7/1/29 (14)	8,000	9,031
Detroit MI Water Supply System Revenue	7.000%	7/1/36 (4)	5,500	6,679
Detroit/Wayne County MI Stadium Authority Revenue	5.000%	10/1/26 (4)	2,500	2,752
Kent Hospital MI Finance Authority Revenue (Spectrum Health)	5.000%	1/15/42	10,805	11,910
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/21	2,750	3,487
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/25	1,500	1,863
Michigan Finance Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/26	3,100	3,835
Michigan GO	5.250%	9/15/26 (4)	14,000	15,595
Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) PUT	5.000%	11/1/12	2,500	2,500
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.750%	11/15/39	5,000	5,757
Michigan Hospital Finance Authority Revenue (Henry Ford Health System)	5.250%	11/15/46	12,000	12,714

Michigan Hospital Finance Authority Revenue (McLaren Health Care) VRDO	0.230%	11/7/12 LOC	6,810	6,810
Michigan Hospital Finance Authority Revenue (MidMichigan Obligated Group)	6.125%	6/1/39	9,000	10,482
Michigan Municipal Bond Authority Revenue (State Clean Water Revolving Fund)	5.000%	10/1/24	10,000	11,769
Michigan Tobacco Settlement Financing Authority Revenue	5.250%	6/1/22	4,555	4,071
Michigan Tobacco Settlement Financing Authority Revenue	6.000%	6/1/34	10,675	9,604
Michigan Tobacco Settlement Financing Authority Revenue	6.000%	6/1/48	4,445	3,891
Royal Oak MI Hospital Finance Authority Hospital Revenue (Beaumont Hospital)	6.000%	8/1/39	8,000	9,162
University of Michigan University Revenue	5.000%	4/1/18	6,950	8,452

				154,335
Minnesota (0.3%)
Minneapolis MN Health Care System Revenue (Fairview Health Services)	6.750%	11/15/32	4,250	5,122
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/17	1,940	2,251
Minnesota Office of Higher Education Revenue (Supplemental Student Loan Program)	5.000%	11/1/19	2,100	2,496
University of Minnesota Revenue	5.125%	4/1/34	1,250	1,436
University of Minnesota Revenue	5.000%	8/1/35	10,300	11,868

				23,173
Mississippi (0.5%)

Mississippi Development Bank Special Obligation Revenue
(Municipal Energy Agency Power Supply Project)	5.000%	3/1/36 (10)	10,000	10,246
Mississippi GO	5.000%	10/1/36	10,000	11,665
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	6.500%	9/1/32	10,000	11,513
Warren County MS Gulf Opportunity Zone Revenue (International Paper Co. Projects)	5.375%	12/1/35	4,750	5,194

				38,618
Missouri (0.7%)
Missouri Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)	5.000%	6/1/35	11,660	12,027
Missouri Health & Educational Facilities Authority Health Facilities Revenue (Cox Health)	5.500%	11/15/33	3,500	3,908

Missouri Health & Educational Facilities Authority Health Facilities Revenue
(Lester Cox Medical Center)	5.250%	6/1/15 (14)	3,295	3,421
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.000%	11/15/37	12,750	15,088
Missouri Health & Educational Facilities Authority Revenue (Washington University)	5.375%	3/15/39	8,000	9,291
Missouri Joint Municipal Electric Utility Commission Power Project Revenue (Iatan 2 Project)	5.750%	1/1/29	5,000	5,487
St. Louis MO Special Obligation Revenue	5.000%	12/1/19	4,045	5,046

				54,268

Nebraska (0.3%)
Central Plains Energy Project Nebraska Gas Project Revenue (Project No. 1)	5.250%	12/1/20	5,000	5,484
Municipal Energy Agency of Nebraska Power Supply System Revenue	5.375%	4/1/39 (13)	3,000	3,513
Nebraska Investment Finance Authority Single Family Housing Revenue	5.900%	9/1/36	3,385	3,634
Omaha NE Public Power District Electric Revenue	5.500%	2/1/39	5,000	5,789
University of Nebraska Student Fee Revenue	5.000%	7/1/37	5,000	5,783

				24,203

Nevada (1.0%)
Clark County NV GO	6.500%	6/1/17 (2)	5,000	6,168
Clark County NV School District GO	5.000%	12/15/14 (Prere.)	12,590	13,827
Clark County NV School District GO	5.000%	6/15/19 (14)	9,155	10,207
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.625%	7/1/24	2,000	2,115
Henderson NV Health Facility Revenue (Catholic Healthcare West)	5.250%	7/1/31	11,710	12,470

Las Vegas Valley Water District Nevada GO	5.000%	6/1/27	1,050	1,240
Las Vegas Valley Water District Nevada GO	5.000%	6/1/29	7,470	8,761
Las Vegas Valley Water District Nevada GO	5.000%	6/1/30	7,845	9,165
Las Vegas Valley Water District Nevada GO	5.000%	2/1/31	2,125	2,400
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/23 (4)	5,000	5,753
Nevada Highway Improvement Revenue (Motor Vehicle Fuel Tax)	5.000%	12/1/25 (4)	10,255	11,665

				83,771

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)

New Ham pshire (0.2%)
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College)	6.000%	8/1/38	2,400	2,824
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/34	1,375	1,465
New Hampshire Health & Education Facilities Authority Revenue
(Southern New Hampshire University)	5.000%	1/1/42	2,050	2,185
New Hampshire Health & Education Facilities Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	5,000	6,079

				12,553
New J ersey (4.6%)

Essex County NJ Improvement Authority Revenue
(Jewish Community Center of MetroWest Inc. Project) VRDO	0.180%	11/7/12 LOC	2,000	2,000
Hoboken-Union City-Weehawken NJ Sewerage Authority Revenue	6.250%	8/1/14 (ETM)	10,185	11,212
Hoboken-Union City-Weehawken NJ Sewerage Authority Revenue	6.250%	8/1/15 (ETM)	10,820	12,506
New Jersey Economic Development Authority Revenue (Bayonne/IMTT Project) VRDO	0.230%	11/1/12 LOC	1,800	1,800
New Jersey Economic Development Authority Revenue (Bayonne/IMTT Project) VRDO	0.230%	11/1/12 LOC	3,600	3,600
4 New Jersey Economic Development Authority Revenue (School Facilities Construction)	1.910%	2/1/16	2,500	2,569
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	12/15/19 (2)	25,000	31,453
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/20 (2)	6,515	7,089
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.250%	12/15/20 (2)	25,000	31,161
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/26 (2)	10,000	12,888
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.500%	9/1/27 (14)	9,000	11,830
New Jersey Economic Development Authority Revenue (School Facilities Construction)	5.000%	3/1/32	3,000	3,452
New Jersey Economic Development Authority Revenue (School Facilities Construction) PUT	5.000%	9/1/15 (4)	22,000	24,550
New Jersey Educational Facilities Authority Revenue (Higher Education Trust Fund)	5.000%	9/1/19 (4)	3,285	3,648
New Jersey Educational Facilities Authority Revenue (New Jersey Institute of Technology)	5.000%	7/1/31	3,000	3,391
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	5.250%	12/1/12	5,830	5,850
New Jersey Educational Facilities Authority Revenue (University Medical & Dentistry)	7.500%	12/1/32	7,250	9,131
1 New Jersey Environmental Infrastructure Trust TOB VRDO	0.230%	11/7/12	4,015	4,015
New Jersey GO	5.000%	8/15/20	4,750	5,961
1 New Jersey GO TOB VRDO	0.230%	11/1/12	1,375	1,375
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health)	5.750%	7/1/33	8,190	9,392
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health) VRDO	0.200%	11/1/12 LOC	1,200	1,200
New Jersey Higher Education Assistance Authority Student Loan Revenue	4.750%	12/1/29	1,110	1,150
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	4.250%	10/1/32	2,690	2,885

New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue	6.500%	10/1/38	1,125	1,191
New Jersey Housing & Mortgage Finance Agency Single Family Housing Revenue VRDO	0.220%	11/7/12	5,100	5,100
New Jersey Sports & Exposition Authority Revenue	6.500%	3/1/13 (14)	580	592
New Jersey Sports & Exposition Authority Revenue	6.500%	3/1/13 (ETM)	310	316
New Jersey Sports & Exposition Authority Revenue	6.500%	3/1/13 (4)	55	56
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/15 (14)	3,200	3,666
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/17 (4)	7,000	8,508
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/21 (14)	36,000	45,825
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	6/15/22	5,000	6,163
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/22 (2)	8,500	10,643
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.250%	12/15/23	5,180	6,512
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/25 (2)	15,000	8,808
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/27	15,000	8,180
New Jersey Transportation Trust Fund Authority Transportation System Revenue	0.000%	12/15/28	23,000	11,917
New Jersey Transportation Trust Fund Authority Transportation System Revenue	5.500%	12/15/38 (12)	8,000	9,106
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	270	321
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (14)	790	922
New Jersey Turnpike Authority Revenue	6.500%	1/1/16 (ETM)	3,035	3,296
New Jersey Turnpike Authority Revenue	0.000%	1/1/35 (2)	34,500	32,558
South Jersey Transportation Authority New Jersey Transportation System Revenue VRDO	0.210%	11/7/12 LOC	8,085	8,085

				375,873

New Mexico (0.5%)
New Mexico Finance Authority Transportation Revenue	5.250%	6/15/14 (Prere.)	10,000	10,801

New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/39	6,500	7,041
New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services)	5.000%	8/1/42	14,745	16,276
1 New Mexico Hospital Equipment Loan Council Hospital System Revenue
(Presbyterian Healthcare Services) TOB VRDO	0.220%	11/7/12	6,670	6,670

				40,788

New York (15.0%)
Brooklyn NY Local Development Corp. PILOT Revenue (Barclays Center Project)	6.375%	7/15/43	6,000	7,019

Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.750%	5/1/14 (Prere.)	4,200	4,543

Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/22	2,000	2,466

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)

Erie County NY Industrial Development Agency School Facility Revenue

(Buffalo City School District Project)	5.000%	5/1/24	8,120	9,802

Erie County NY Industrial Development Agency School Facility Revenue
(Buffalo City School District Project)	5.000%	5/1/25	6,710	8,027

Geneva NY Industrial Development Agency Civic Facility Revenue
(Colleges of the Seneca Project) VRDO	0.230%	11/7/12 LOC	9,370	9,370
Hudson Yards Infrastructure Corp. New York Revenue	4.500%	2/15/47 (14)	11,075	11,483
Hudson Yards Infrastructure Corp. New York Revenue	5.750%	2/15/47	7,000	8,265
Long Island NY Power Authority Electric System Revenue	0.000%	6/1/13 (4)	11,000	10,981
Long Island NY Power Authority Electric System Revenue	5.000%	9/1/25	3,680	4,421
Long Island NY Power Authority Electric System Revenue	6.250%	4/1/33	3,000	3,742
Long Island NY Power Authority Electric System Revenue	5.000%	5/1/38	2,500	2,801
Long Island NY Power Authority Electric System Revenue VRDO	0.220%	11/7/12 LOC	13,300	13,300

Nassau County NY Local Economic Assistance & Financing Corp. Revenue
(Winthrop University Hospital Association Project)	5.000%	7/1/32	3,000	3,304
Nassau County NY Tobacco Settlement Corp. Revenue	5.000%	6/1/35	6,355	4,823
New York City NY GO	5.000%	8/1/17	10,000	11,905
New York City NY GO	5.000%	8/1/19	14,000	17,257
New York City NY GO	5.000%	8/1/19	2,000	2,465
New York City NY GO	5.000%	8/1/21	6,000	7,325
New York City NY GO	5.000%	8/1/21	15,000	18,679
New York City NY GO	5.125%	12/1/23	12,875	15,430
New York City NY GO	5.000%	8/1/24	5,000	5,895
New York City NY GO	5.000%	8/1/25	5,000	6,081
New York City NY GO	5.000%	10/1/25	11,800	14,205
New York City NY GO	5.000%	8/1/27	7,000	8,398
New York City NY GO	5.000%	8/1/31	5,000	5,874
New York City NY GO	5.000%	10/1/31	5,000	5,975
New York City NY GO	5.000%	8/1/32	14,000	16,387
New York City NY GO	5.000%	10/1/32	5,260	6,261
New York City NY GO VRDO	0.240%	11/1/12 LOC	5,800	5,800
New York City NY GO VRDO	0.240%	11/1/12	2,300	2,300
New York City NY GO VRDO	0.240%	11/1/12	1,000	1,000
New York City NY Health & Hospital Corp. Revenue (Health System)	5.000%	2/15/30	6,000	6,784
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/20 (12)	8,400	6,890
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/22 (12)	4,585	3,430
New York City NY Industrial Development Agency PILOT Revenue (Yankee Stadium Project)	0.000%	3/1/24 (12)	9,670	6,558
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/31	10,000	11,627
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	15,000	17,236
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/32	6,580	7,704
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/32	7,500	8,983
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/34	3,500	4,110
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/35	7,500	8,609
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/39	10,000	11,397
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.250%	6/15/40	15,500	18,033
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.000%	6/15/43	12,000	13,587
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.375%	6/15/43	21,000	24,820
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.500%	6/15/43	4,110	4,914
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.220%	11/1/12	4,800	4,800
New York City NY Municipal Water Finance Authority Water & Sewer System Revenue VRDO	0.250%	11/1/12	2,900	2,900
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	1/15/28	12,000	13,906
New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/32	16,000	18,689

New York City NY Transitional Finance Authority Building Aid Revenue	5.000%	7/15/33	5,000	5,819
New York City NY Transitional Finance Authority Building Aid Revenue	5.250%	7/15/37	2,750	3,209
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	3,195	4,032
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	3,135	3,956
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/20	7,000	8,834
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/22	2,000	2,496
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/23	7,225	8,819
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	8/1/26	7,000	7,232
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/30	11,780	13,553
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/33	5,000	5,931
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/34	7,000	7,949
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/34	5,250	6,179
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	2/1/35	10,940	12,728
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	5/1/38	7,050	7,984
New York City NY Transitional Finance Authority Future Tax Revenue	5.000%	11/1/39	14,420	16,713
New York City NY Transitional Finance Authority Recovery Revenue VRDO	0.190%	11/7/12	1,980	1,980

New York City NY Trust for Cultural Resources Revenue
(American Museum of Natural History) VRDO	0.220%	11/1/12	1,600	1,600
New York GO	5.000%	2/1/30	3,385	3,975

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)
New York GO	5.000%	2/15/30	4,000	4,761
New York Liberty Development Corp. Revenue	5.000%	11/15/31	3,000	3,500
New York Liberty Development Corp. Revenue	5.000%	12/15/41	10,000	11,338
New York Liberty Development Corp. Revenue	5.000%	11/15/44	20,550	22,619
New York Liberty Development Corp. Revenue	5.750%	11/15/51	6,000	7,074
New York Liberty Development Corp. Revenue (Goldman Sachs Headquarters)	5.250%	10/1/35	10,000	11,897
1 New York Liberty Development Corp. Revenue (Port Authority Consolidated Bonds) TOB VRDO	0.220%	11/7/12	10,515	10,515
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/20 (12)	8,415	10,570
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/23	6,800	7,891
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	2,525	2,930
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/24	6,600	7,937
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/30	6,500	7,577
New York Metropolitan Transportation Authority Revenue	5.000%	11/15/34	5,000	5,607
New York Metropolitan Transportation Authority Revenue	5.250%	11/15/40	7,500	8,514
New York Metropolitan Transportation Authority Revenue (Dedicated Petroleum Tax)	5.000%	11/15/34	3,750	4,238
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/24	5,000	6,135
New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	5.000%	11/15/24	3,000	3,681
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/20	2,000	2,446
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/22	4,000	4,900
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/25	5,575	6,657
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/25	7,000	8,362
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/1/26	2,570	3,054
New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.000%	11/15/26	9,885	11,752

New York Metropolitan Transportation Authority Revenue (Transit Revenue)	5.250%	11/15/41	8,000	9,143

New York State Dormitory Authority Lease Revenue
(Municipal Health Facilities Improvement Program)	5.000%	1/15/19	4,000	4,593
New York State Dormitory Authority Lease Revenue (State University Dormitory Facilities)	5.000%	7/1/40	8,700	9,782
New York State Dormitory Authority Revenue (Columbia University)	5.000%	7/1/40	10,000	11,426
New York State Dormitory Authority Revenue (Memorial Sloan-Kettering Cancer Center)	5.750%	7/1/20 (14)	7,500	9,644
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/19 (ETM)	10	12
New York State Dormitory Authority Revenue (Mental Health Services Facilities Improvement)	5.000%	8/15/19	3,890	4,794
New York State Dormitory Authority Revenue (New York University)	5.750%	7/1/27 (14)	10,000	13,189
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/37	2,800	3,239
New York State Dormitory Authority Revenue (New York University)	5.000%	7/1/42	5,800	6,620
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/19	9,765	12,131
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	6/15/20	10,000	12,375
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/21	20,000	25,352
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	12/15/23	5,000	5,848
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/24 (2)	10,000	10,992
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/28	4,750	5,686
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	3/15/34	20,000	23,247
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/39	10,100	11,787
New York State Dormitory Authority Revenue (Personal Income Tax)	5.000%	2/15/40	7,500	8,575
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/21 (4)	4,000	4,890
New York State Dormitory Authority Revenue (School Districts Financing Program)	5.000%	10/1/22 (4)	7,240	8,662
New York State Dormitory Authority Revenue (The New School)	6.000%	7/1/50	5,000	5,979

New York State Environmental Facilities Corp. Revenue
(State Clean Water & Drinking Water Revolving Funds)	5.000%	6/15/36	3,500	4,133
New York State Environmental Facilities Corp. Revenue (State Revolving Funds)	5.000%	5/15/41	4,000	4,681
New York State Housing Finance Agency Revenue (Personal Income Tax) VRDO	0.200%	11/7/12	7,700	7,700
New York State Local Government Assistance Corp. Revenue VRDO	0.190%	11/7/12	5,800	5,800
New York State Mortgage Agency Homeowner Mortgage Revenue VRDO	0.250%	11/7/12	4,600	4,600
New York State Thruway Authority Revenue	5.000%	1/1/37	7,000	7,976
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/16 (14)	11,495	13,019
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/18	7,500	9,033
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.500%	4/1/20 (2)	5,000	6,372
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/22	15,650	19,735
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/27	5,000	5,819
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/30	5,000	5,973
New York State Thruway Authority Revenue (Highway & Bridge Trust Fund)	5.000%	4/1/31	6,265	7,439
New York State Thruway Authority Revenue (Personal Income Tax)	5.000%	3/15/30	8,000	9,522
New York State Urban Development Corp. Revenue	5.000%	1/1/23	7,785	8,891
New York State Urban Development Corp. Revenue	5.625%	1/1/28	7,385	8,550
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	3/15/17	30,175	35,638
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.000%	12/15/21	10,000	12,344
New York State Urban Development Corp. Revenue (Personal Income Tax)	5.500%	3/15/25 (14)	1,965	2,605
New York State Urban Development Corp. Revenue (Service Contract)	5.000%	1/1/16	8,395	9,535

Port Authority of New York & New Jersey Special Obligation Revenue
(John F. Kennedy International Air Terminal LLC)	6.000%	12/1/42	10,000	11,670
Suffolk NY Tobacco Asset Securitization Corp. Revenue	0.000%	6/1/44	5,500	5,234
Suffolk NY Tobacco Asset Securitization Corp. Revenue	6.000%	6/1/48	4,000	3,266

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tobacco Settlement Financing Corp. New York Revenue	5.500%	6/1/18	1,035	1,039
Tobacco Settlement Financing Corp. New York Revenue	5.500%	6/1/20	12,565	12,931
Tobacco Settlement Financing Corp. New York Revenue	5.250%	6/1/21 (2)	12,000	12,324
Tobacco Settlement Financing Corp. New York Revenue	5.250%	6/1/22 (2)	5,000	5,136
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/12 (Prere.)	5,000	5,010
Triborough Bridge & Tunnel Authority New York Revenue	6.125%	1/1/21 (ETM)	6,565	8,742
Triborough Bridge & Tunnel Authority New York Revenue	5.250%	11/15/38	12,500	14,744

				1,224,932
North Carolina (1.1%)
Charlotte NC Airport Revenue	5.000%	7/1/39	1,000	1,119
Charlotte NC Water & Sewer System Revenue	5.000%	7/1/33	5,000	5,913

Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.125%	1/15/37	2,000	2,241
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.250%	1/15/42	6,000	6,853
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System)	5.000%	1/15/47	3,300	3,512
Charlotte-Mecklenburg NC Hospital Authority Health Care System Revenue
(Carolinas HealthCare System) VRDO	0.190%	11/7/12	3,700	3,700
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue
(Wake Forest University)	5.000%	1/1/38	2,975	3,329
North Carolina Capital Facilities Finance Agency Revenue (Duke University Project)	5.000%	10/1/38	4,140	4,841
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/23	5,000	5,654
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.000%	1/1/26	5,000	5,707
North Carolina Eastern Municipal Power Agency Power Systems Revenue	5.500%	1/1/26	3,000	3,496
North Carolina GO	5.000%	5/1/21	2,955	3,782
North Carolina Medical Care Commission Health Care Facilities Revenue (WakeMed)	5.000%	10/1/38	1,825	2,025
North Carolina Medical Care Commission Hospital Revenue (North Carolina Baptist Hospital)	5.250%	6/1/29	3,000	3,457
North Carolina Municipal Power Agency Revenue	5.250%	1/1/16	10,000	11,389
North Carolina Municipal Power Agency Revenue	5.250%	1/1/17	10,000	11,752
North Carolina Municipal Power Agency Revenue	5.250%	1/1/20	4,000	4,699
Wake County NC GO	5.000%	2/1/22	5,100	6,552

				90,021

Ohio (2.2%)

Akron OH Bath & Copley Joint Township Hospital District Revenue
(Akron General Health System) VRDO	0.240%	11/7/12 LOC	1,700	1,700
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/27	10,000	11,545
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners) VRDO	0.240%	11/1/12 LOC	2,800	2,800
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners) VRDO	0.190%	11/7/12 LOC	2,500	2,500
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/25	4,000	4,717
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/38	8,000	8,651
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/30	9,930	8,584

Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.750%	6/1/34	5,500	4,633
Buckeye Tobacco Settlement Financing Authority Ohio Revenue	5.875%	6/1/47	8,860	7,567
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36	5,465	6,633
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41	5,000	5,633
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project)
VRDO	0.220%	11/7/12	2,500	2,500
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project)
VRDO	0.220%	11/7/12	5,000	5,000
Erie County OH Hospital Facilities Revenue (Firelands Regional Medical Center)	5.250%	8/15/46	6,265	6,475
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250%	11/15/27	3,250	3,819
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,680
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.000%	11/15/29	5,270	6,018
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000%	11/15/41	3,220	3,903
Middletown OH City School District GO	5.000%	12/1/25 (4)	4,715	5,203
Montgomery County OH Revenue (Catholic Health Initiatives) VRDO	0.200%	11/7/12	1,400	1,400
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	0.200%	11/1/12	2,600	2,600

Ohio Air Quality Development Authority Pollution Control Revenue
(FirstEnergy Generation Corp. Project)	5.700%	2/1/14	3,000	3,153
Ohio Building Authority Revenue (Adult Correctional Building)	5.000%	10/1/20	8,600	10,663
Ohio Common Schools GO	5.000%	3/15/13 (Prere.)	7,020	7,144
Ohio GO	5.000%	5/1/18	4,450	4,930
1 Ohio Higher Educational Facility Commission Revenue (University of Dayton Project) TOB
VRDO	0.210%	11/7/12 LOC	1,795	1,795
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.500%	1/1/39	10,000	11,301
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	7,750	8,354
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.250%	1/15/46	10,000	10,483
Ohio Housing Finance Agency Residential Mortgage Revenue	5.250%	9/1/28	1,575	1,649
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	12/1/19	6,530	8,221
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.750%	2/15/38	3,500	3,826
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/21	3,000	3,718

				181,798

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•

	Coupon	Date	($000)	($000)

Oklahom a (0.2%)
Oklahoma Development Finance Authority Health System Revenue (Integris Baptist) VRDO	0.280%	11/1/12 (12)	8,500	8,500
Oklahoma Development Finance Authority Pollution Control Revenue (Public Service Co. Project)	5.250%	6/1/14	3,300	3,484

				11,984

Oregon (0.6%)
Oregon Department of Administrative Services COP	5.000%	5/1/27	6,755	7,730
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/26	10,000	11,895
Oregon Department of Administrative Services Lottery Revenue	5.250%	4/1/30	4,000	4,898
Oregon Health & Sciences University Revenue VRDO	0.180%	11/7/12 LOC	8,500	8,500
Umatilla County OR Hospital Facility Authority Revenue (Catholic Health Initiatives)	5.000%	5/1/22	12,380	13,056

46,079

Pennsylvania (2.9%)
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	8,000	9,540
Delaware County PA Authority Hospital Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/31	11,420	11,449

Delaware County PA Industrial Development Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.230%	11/7/12	2,800	2,800
Delaware River Port Authority Pennsylvania & New Jersey Revenue VRDO	0.200%	11/7/12 LOC	2,400	2,400
Delaware River Port Authority Pennsylvania & New Jersey Revenue VRDO	0.220%	11/7/12 LOC	1,000	1,000
Franklin County PA Industrial Development Authority Revenue (Chambersburg Hospital Project)	5.375%	7/1/42	4,325	4,738

Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/35	3,000	3,422

Montgomery County PA Industrial Development Authority Revenue
(Philadelphia Presbyterian Homes Inc. Project)	7.000%	12/1/40	2,390	2,711
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/35	2,500	2,708
Northampton County PA General Purpose Authority Hospital Revenue (St. Luke’s Hospital Project)	5.500%	8/15/40	3,500	3,759
Norwin PA School District GO	3.250%	4/1/31 (4)	8,915	8,918
Pennsylvania Convention Center Authority Revenue	6.700%	9/1/16 (ETM)	5,620	6,412
Pennsylvania GO	5.000%	9/1/14 (4)	5,000	5,423
1 Pennsylvania GO TOB VRDO	0.220%	11/7/12	7,000	7,000

1 Pennsylvania Higher Educational Facilities Authority Revenue
(Foundation for Indiana University of Pennsylvania Student Housing) TOB VRDO	0.210%	11/7/12 LOC	1,800	1,800
Pennsylvania Higher Educational Facilities Authority Revenue (St. Joseph’s University)	5.000%	11/1/40	5,160	5,704
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/27	1,120	1,316
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/28	3,100	3,614
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/30	3,000	3,473
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/31	1,500	1,731
Pennsylvania Higher Educational Facilities Authority Revenue (Temple University)	5.000%	4/1/32	1,500	1,723
1 Pennsylvania Housing Finance Agency Single Family Mortgage Revenue TOB VRDO	0.220%	11/7/12	4,875	4,875
Pennsylvania Public School Building Authority Lease Revenue (School District of Philadelphia)	5.000%	6/1/31 (4)	15,000	15,996
1 Pennsylvania State University Revenue TOB VRDO	0.290%	11/7/12 LOC	1,300	1,300
Pennsylvania Turnpike Commission Motor License Fund Revenue	5.000%	12/1/42	5,000	5,655
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/29	6,000	6,685
Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	5,000	5,710
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	4,000	4,369
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	4,000	4,902
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	2,135	2,591
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	20,990	23,311
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	7,595	8,370
Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	2,000	2,288
Philadelphia PA Authority Industrial Development Revenue (Inglis House Project) VRDO	0.200%	11/7/12	2,000	2,000
Philadelphia PA GO	5.250%	8/1/17 (4)	12,665	14,813
Philadelphia PA GO	5.000%	8/1/18 (4)	17,440	20,038

Philadelphia PA Hospitals & Higher Education Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)	5.000%	7/1/32	2,000	2,330
Philadelphia PA School District GO	6.000%	9/1/38	7,000	7,967
Pittsburgh PA Water & Sewer Authority Revenue	6.500%	9/1/13 (14)	1,875	1,941
Pittsburgh PA Water & Sewer Authority Revenue	6.500%	9/1/13 (ETM)	1,675	1,760
Pittsburgh PA Water & Sewer Authority Revenue	7.250%	9/1/14 (ETM)	1,205	1,303

University of Pittsburgh of the Commonwealth System of Higher Education Pennsylvania Revenue
(University Capital Project)	5.250%	9/15/30	5,000	6,021

Wilkes-Barre PA Finance Authority Revenue (University of Scranton Project)	5.000%	11/1/40	3,500	3,889

				239,755

Puerto Rico (1.1%)
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/22 (14)	2,930	3,278
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/38	6,130	6,300
Puerto Rico Electric Power Authority Revenue	5.000%	7/1/42	10,000	10,015
Puerto Rico GO	6.000%	7/1/27 (14)	6,500	7,105
Puerto Rico Infrastructure Financing Authority Special Tax Revenue	0.000%	7/1/34 (2)	15,305	3,943
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	2/1/14 (Prere.)	415	445
Puerto Rico Sales Tax Financing Corp. Revenue	6.125%	8/1/29	14,585	15,470

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/37	7,475	1,756
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/39	15,010	3,103
Puerto Rico Sales Tax Financing Corp. Revenue	6.500%	8/1/44	26,500	31,084
Puerto Rico Sales Tax Financing Corp. Revenue	0.000%	8/1/54 (2)	69,500	5,787

				88,286
Rhode Island (0.2%)
Rhode Island & Providence Plantations GO	5.500%	8/1/29	7,355	9,151
Rhode Island & Providence Plantations GO	5.500%	8/1/31	2,520	3,106

Rhode Island Health & Educational Building Corp. Hospital Financing Revenue
(Lifespan Obligated Group)	5.000%	5/15/32 (4)	1,000	1,055
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/23 (4)	1,665	1,827
Rhode Island Health & Educational Building Corp. Public Schools Revenue (Pooled Issue)	4.500%	5/15/24 (4)	2,575	2,794
Rhode Island Housing & Mortgage Finance Corp. Revenue	4.000%	10/1/40	2,000	2,116

				20,049
South Carolina (2.2%)

Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/17	5,000	5,446

Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/26	10,580	12,029

Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.250%	12/1/28	11,800	13,144
Charleston SC Educational Excellence Financing Corp. Revenue
(Charleston County School District, South Carolina Project)	5.000%	12/1/31	7,000	7,876
Greenville County SC School District GO	5.000%	12/1/27	6,700	7,629
Piedmont SC Municipal Power Agency Revenue	6.500%	1/1/15 (ETM)	2,035	2,300
Piedmont SC Municipal Power Agency Revenue	6.500%	1/1/15 (14)	12,210	13,635
Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/18	1,000	1,172

Piedmont SC Municipal Power Agency Revenue	5.000%	1/1/21	3,200	3,861
Piedmont SC Municipal Power Agency Revenue	5.750%	1/1/34 (4)	10,000	11,916
South Carolina Jobs Economic Development Authority Revenue (Bon Secours Health System)	5.625%	11/15/12 (Prere.)	2,080	2,084
South Carolina Public Service Authority Revenue	5.500%	1/1/38	10,000	11,868
South Carolina Public Service Authority Revenue	5.250%	1/1/39	6,000	6,834
1 South Carolina Public Service Authority Revenue TOB VRDO	0.240%	11/7/12	7,280	7,280
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/14 (Prere.)	27,170	29,672
South Carolina Transportation Infrastructure Revenue	5.250%	10/1/14 (Prere.)	20,840	22,759
University of South Carolina Higher Education Revenue	5.250%	6/1/38 (4)	5,610	6,413
1 York County SC Rock Hill School District No. 3 GO TOB VRDO	0.240%	11/7/12 (4)	12,305	12,305

				178,223

South Dakota (0.1%)
3 South Dakota Health & Educational Facilities Authority Revenue (Sanford Health)	5.000%	11/1/37	8,795	9,682

Tennessee (0.3%)
Jackson TN Energy Authority Gas System Revenue VRDO	0.210%	11/7/12 LOC	670	670
Metropolitan Government of Nashville & Davidson County TN Health &
Educational Facilities Board Revenue (Meharry Medical College)	6.000%	12/1/12 (2)	1,200	1,203
Shelby County TN GO VRDO	0.220%	11/7/12	1,300	1,300
Shelby County TN Health Educational & Housing Facility Board Revenue (Methodist Healthcare)	5.250%	9/1/27 (4)	350	388
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/23	3,710	4,256
Tennessee Energy Acquisition Corp. Gas Revenue	5.250%	9/1/24	4,660	5,324
Tennessee Energy Acquisition Corp. Gas Revenue	5.000%	2/1/27	5,350	5,836
Tennessee Housing Development Agency Homeownership Program Revenue	4.500%	7/1/37	2,120	2,333
3 Tennessee Housing Development Agency Homeownership Program Revenue	4.000%	7/1/38	3,000	3,297

				24,607
Texas (7.6%)
Austin TX Combined Utility System Revenue	0.000%	5/15/17 (14)	4,900	4,500
Austin TX Water & Wastewater System Revenue	5.000%	11/15/24	2,320	2,896
Austin TX Water & Wastewater System Revenue	5.000%	11/15/25	5,000	6,206
1 Beaumont TX Independent School District School Building GO TOB VRDO	0.250%	11/7/12	6,675	6,675
Central Texas Regional Mobility Authority Revenue	6.250%	1/1/46	1,000	1,168
Clifton TX Higher Education Finance Corp. Revenue (Baylor University)	5.250%	3/1/29	3,000	3,582
Dallas County TX Utility & Reclamation District GO	5.375%	2/15/29 (2)	5,000	5,386
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/27 (12)	5,000	5,603
Dallas TX Civic Center Improvement Revenue	5.000%	8/15/28 (12)	2,125	2,373
Dallas TX GO	5.000%	2/15/19	10,000	12,372
Harris County TX GO	0.000%	10/1/14 (14)	5,550	5,495
Harris County TX GO	0.000%	10/1/15 (14)	17,545	17,210
Harris County TX Health Facilities Development Corp. Hospital Revenue
(Memorial Hermann Healthcare System)	7.125%	12/1/31	3,250	4,039

Long-Term Tax-Exem pt Fund

Maturity

Amount

Value•

	Coupon	Date	($000)	($000)

Harris County TX Health Facilities Development Corp. Hospital Revenue
(Texas Children’s Hospital) VRDO	0.250%	11/1/12	2,580	2,580

1 Harris County TX Health Facilities Development Corp. Revenue
(Sisters of Charity of the Incarnate Word) TOB VRDO	0.230%	11/1/12 (ETM)	6,200	6,200

Harris County TX Health Facilities Development Corp. Revenue
(St. Luke’s Episcopal Hospital) VRDO	0.250%	11/1/12	7,900	7,900
Harris County TX Hospital District Revenue	5.125%	2/15/32 (14)	10,000	10,641
Harris County TX Hospital District Revenue	5.250%	2/15/37 (14)	10,190	10,806
Harris County TX Toll Road Revenue	5.000%	8/15/22	2,000	2,374
Houston TX Airport System Revenue	5.000%	7/1/31	1,930	2,234
Houston TX Airport System Revenue	5.000%	7/1/32	3,000	3,440
Houston TX Airport System Revenue	5.500%	7/1/39	5,000	5,802
Houston TX Utility System Revenue	5.250%	11/15/30	7,500	9,060
Houston TX Utility System Revenue	5.250%	11/15/31	5,000	6,008

Love Field Airport Modernization Corp. Texas Special Facilities Revenue
(Southwest Airlines Co. Project)	5.250%	11/1/40	6,115	6,589
Lower Colorado River Authority Texas Revenue	5.625%	1/1/15 (Prere.)	3,055	3,403
Lower Colorado River Authority Texas Revenue	5.875%	5/15/16 (4)	5,905	5,931
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	10	13
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	205	261
Lower Colorado River Authority Texas Revenue	5.625%	5/15/19 (Prere.)	20	26
Lower Colorado River Authority Texas Revenue	5.500%	5/15/36	5,000	5,734
Lower Colorado River Authority Texas Revenue	5.625%	5/15/39	4,765	5,445
Lower Colorado River Authority Texas Revenue	5.000%	5/15/40	5,000	5,570
Lubbock TX Independent School District GO VRDO	0.250%	11/7/12	14,800	14,800

Matagorda County TX Navigation District No. 1 Pollution Control Revenue
(Central Power & Light Co. Project)	6.300%	11/1/29	7,500	8,774
Montgomery County TX GO	5.125%	3/1/31	4,000	4,663
Montgomery County TX GO	5.250%	3/1/32	5,000	5,874
North Texas Tollway Authority System Revenue	6.250%	2/1/23	10,000	11,567
North Texas Tollway Authority System Revenue	5.000%	9/1/30	7,000	8,216
North Texas Tollway Authority System Revenue	6.125%	1/1/31	4,000	4,436
North Texas Tollway Authority System Revenue	5.000%	1/1/33	13,675	15,547
North Texas Tollway Authority System Revenue	5.000%	1/1/34	14,355	16,235
North Texas Tollway Authority System Revenue	5.000%	1/1/36	2,000	2,238
North Texas Tollway Authority System Revenue	6.000%	1/1/38	12,500	14,664
North Texas Tollway Authority System Revenue	6.250%	1/1/39	6,000	6,890
North Texas Tollway Authority System Revenue	5.500%	9/1/41	10,000	11,910
North Texas Tollway Authority System Revenue	6.000%	9/1/41	2,500	3,122
1 North Texas Tollway Authority System Revenue TOB VRDO	0.220%	11/7/12 (13)	5,800	5,800
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/17 (4)	7,425	7,450
Northeast Texas Hospital Authority Revenue (Northeast Medical Center Hospital)	5.625%	5/15/22 (4)	7,110	7,128
Panhandle-Plains TX Higher Education Authority Inc. Student Loan Revenue	1.160%	10/1/20	5,000	4,962
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/22	5,000	5,889
SA Energy Acquisition Public Facility Corp. Texas Gas Supply Revenue	5.500%	8/1/23	6,155	7,281
Tarrant Regional Water District Texas Water Revenue	5.000%	3/1/28	3,000	3,502

Texas City TX Industrial Development Corp. Marine Terminal Revenue
(ARCO Pipe Line Co. Project)	7.375%	10/1/20	17,310	23,945

Texas GO	5.750%	8/1/32	10,380	10,423
1 Texas GO TOB VRDO	0.230%	11/1/12	12,400	12,400
1 Texas GO TOB VRDO	0.220%	11/7/12	3,975	3,975
4 Texas Municipal Gas Acquisition & Supply Corp. Revenue	0.680%	9/15/17	3,700	3,645
Texas Municipal Gas Acquisition & Supply Corp. Revenue	5.625%	12/15/17	10,000	11,196
Texas Municipal Gas Acquisition & Supply Corp. Revenue	6.250%	12/15/26	6,000	7,596
Texas Municipal Power Agency Revenue	0.000%	9/1/13 (14)	38,730	38,536
Texas Municipal Power Agency Revenue	0.000%	9/1/14 (14)	34,250	33,730
Texas Municipal Power Agency Revenue	0.000%	9/1/15 (14)	33,070	32,242
Texas Private Activity Surface Transportation Corp. Revenue	7.500%	12/31/31	4,000	5,053
Texas Private Activity Surface Transportation Corp. Revenue	6.875%	12/31/39	5,000	6,065
Texas Public Finance Authority Revenue (Unemployment Compensation)	5.000%	1/1/20	16,000	16,512
Texas Transportation Commission Central Texas System Revenue PUT	2.750%	2/15/13	10,000	10,036
Texas Transportation Commission Mobility Fund GO VRDO	0.200%	11/7/12	9,400	9,400
1 Texas Transportation Commission Revenue TOB VRDO	0.240%	11/7/12	5,000	5,000
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/26 (2)	10,000	5,378
Texas Turnpike Authority Central Texas Turnpike System Revenue	0.000%	8/15/28 (2)	30,005	14,145
University of Houston Texas Revenue	5.000%	2/15/43	20,235	22,774

				620,521

Utah (0.3%)
Central Utah Water Conservancy District GO	5.000%	4/1/30	4,500	5,394
Intermountain Power Agency Utah Power Supply Revenue	5.250%	7/1/21	17,395	17,959

				23,353

Long-Term Tax-Exem pt Fund

		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)

Verm ont (0.1%)

Vermont Educational & Health Buildings Financing Agency Hospital Revenue
(Fletcher Allen Health Care Project)	5.000%	12/1/34 (4)	10,000	10,671

Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	4,000	4,412
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/29	4,000	4,420

				8,832

Virginia (1.3%)
3 Chesapeake VA Toll Road Revenue	5.000%	7/15/47	2,250	2,432

Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.500%	5/15/35	10,000	11,493
Fairfax County VA Industrial Development Authority Hospital Revenue
(Inova Health System Hospital Project)	5.000%	5/15/37	6,000	6,766
Fairfax County VA Public Improvement GO	5.000%	4/1/21	7,800	9,969
Henrico County VA Economic Development Authority Revenue (Bon Secours Health System)	5.250%	11/1/42 (12)	3,500	3,919

Louisa VA Industrial Development Authority Pollution Control Revenue
(Virginia Electric & Power Co. Project) PUT	5.375%	12/2/13	7,500	7,824
Norfolk VA Economic Development Authority Health Care Facilities Revenue (Sentara Healthcare)	5.000%	11/1/36	7,000	8,007

Stafford County VA Economic Development Authority Hospital Facilities Revenue
(MediCorp Health System Obligated Group)	5.250%	6/15/37	6,000	6,261
Tobacco Settlement Financing Corp. Virginia Revenue	5.625%	6/1/15 (Prere.)	10,000	11,323
1 University of Virginia Revenue TOB VRDO	0.230%	11/1/12	2,345	2,345
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/23	10,715	13,445
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/32	17,375	20,535
Virginia Commonwealth Transportation Board Revenue	5.000%	5/15/33	4,000	4,727

				109,046
Washington (2.4%)

Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/14 (14)	5,000	4,925
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/15 (14)	12,585	12,229
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/17 (14)	11,685	10,734
Chelan County WA Public Utility District No. 1 Hydro-Electric System Revenue
(Columbia River-Rock Island Hydro)	0.000%	6/1/18 (14)	10,000	8,920
Energy Northwest Washington Electric Revenue (Columbia Generating Station)	5.000%	7/1/18	10,000	12,211
King County WA Sewer Revenue	5.000%	1/1/39	7,500	8,656
King County WA Sewer Revenue	5.250%	1/1/42	7,500	8,916
King County WA Sewer Revenue	5.750%	1/1/43	7,170	8,452
Port of Seattle WA Revenue	5.000%	8/1/29	10,500	12,459
Port of Seattle WA Revenue	5.000%	8/1/32	3,000	3,518
Port of Seattle WA Revenue	5.000%	8/1/33	2,000	2,334
Seattle WA Municipal Light & Power Revenue	5.250%	2/1/33	2,000	2,365
Washington (Motor Vehicle Fuel Tax) GO	5.000%	7/1/21	4,100	5,117
Washington GO	6.750%	2/1/15	2,205	2,356
Washington GO	5.000%	2/1/19	5,000	6,164
Washington GO	5.000%	2/1/20	5,000	6,232
Washington GO	5.000%	8/1/20	9,660	12,135
Washington GO	5.000%	2/1/35	10,000	11,631
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/31 (4)	5,000	5,477
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.250%	8/15/34 (4)	6,000	6,532
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.500%	8/15/43 (12)	5,490	6,009
Washington Health Care Facilities Authority Revenue (MultiCare Health System)	5.000%	8/15/44	5,000	5,469
Washington Health Care Facilities Authority Revenue (Providence Health & Services)	5.000%	10/1/33	7,500	8,605
Washington Health Care Facilities Authority Revenue (Seattle Children’s Hospital)	5.625%	10/1/38	12,000	13,688
Washington Health Care Facilities Authority Revenue (Swedish Health Services)	6.250%	5/15/21 (Prere.)	6,500	8,922

				194,056

West Virginia (0.6%)
Pleasants County WV Pollution Control Revenue	5.250%	10/15/37	6,000	6,331
West Virginia Economic Development Authority Revenue	5.000%	6/15/28	4,340	5,092

West Virginia Economic Development Authority Solid Waste Facilities Disposal Revenue
(Appalachian Power Co. - Amos Project)	5.375%	12/1/38	2,500	2,761

1 West Virginia Economic Development Authority TOB VRDO	0.230%	11/1/12	8,500	8,500
West Virginia Hospital Finance Authority Hospital Revenue (Charleston Area Medical Center Inc.)	5.625%	9/1/32	6,500	7,208
West Virginia Hospital Finance Authority Hospital Revenue (United Hospital Center Inc. Project)	5.250%	6/1/41 (2)	13,500	14,186
West Virginia University Revenue	5.000%	10/1/36	5,985	6,956
				51,034

Long-Term Tax-Exem pt Fund
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wisconsin (1.5%)
Wisconsin GO	5.000%	5/1/14 (14)	5,000	5,348
Wisconsin GO	5.000%	5/1/23	5,000	6,261
Wisconsin GO	6.000%	5/1/36	10,000	12,262
Wisconsin Health & Educational Facilities Authority Health Care Facilities Revenue
(Luther Hospital)	5.750%	11/15/30	7,500	8,678
Wisconsin Health & Educational Facilities Authority Health Facilities Revenue (SSM Health Care)	5.250%	6/1/34	6,785	7,603
Wisconsin Health & Educational Facilities Authority Revenue (Agnesian Healthcare Inc.)	5.750%	7/1/30	6,150	7,029
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Inc.)	5.625%	4/15/39	12,110	13,828
Wisconsin Health & Educational Facilities Authority Revenue (Froedtert & Community Health Inc.)	5.000%	4/1/42	12,635	14,099
Wisconsin Health & Educational Facilities Authority Revenue (Gundersen Lutheran)	5.000%	11/15/44	8,670	9,441
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/29	1,700	1,974
Wisconsin Health & Educational Facilities Authority Revenue (Marquette University)	5.000%	10/1/30	3,260	3,770
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/19	3,740	4,260
Wisconsin Health & Educational Facilities Authority Revenue (Ministry Health Care Inc.)	5.000%	8/15/32	2,950	3,280
Wisconsin Health & Educational Facilities Authority Revenue
(University of Wisconsin Medical Foundation) VRDO	0.230%	11/7/12 LOC	13,300	13,300
Wisconsin Transportation Revenue	4.500%	7/1/26 (14)	11,470	12,363
				123,496
Total Tax-Exem pt Municipal Bonds (Cost $7,297,001)				8,032,788

			Shares
Tem porary Cash Investm ent (1.4%)
Money Market Fund (1.4%)
5 Vanguard Municipal Cash Management Fund (Cost $112,062)	0.202%		112,062,027	112,062
Total Investm ents (99.7%) (Cost $7,409,063)				8,144,850
Other Assets and Liabilities (0.3%)
Other Assets				113,210
Liabilities				(89,052)
				24,158
Net Assets (100%)				8,169,008

At Octobe r 31, 2012, net a ssets consiste d of:
Amount
($000)
Paid-in Capital	7,489,189
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(55,833)
Unrealized Appreciation (Depreciation)
Investment Securities	735,787
Futures Contracts	(135)
Net Asse ts	8,169,008

Inve stor Sha re s------Net Asse ts
Applica ble to 95,662,512 outsta nding $.001 pa r va lue sha re s of be neficia l inte re st (unlim ite d a uthorization)	1,130,390
Net Asset Value Per Share ------Inve stor S ha re s	$ 11 .82

Adm ira l S ha re s ------Net Asse ts
Applica ble to 595,663,627 outstanding $.001 pa r va lue sha re s of be neficia l inte re st (unlim ite d a uthorization)	7,038,618
Net Asset Value Per Share ------Adm ira l S ha re s	$ 11 .82

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31,
2012, the aggregate value of these securities was $221,144,000, representing 2.7% of net assets.
2 Securities with a value of $374,000 have been segregated as initial margin for open futures contracts.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2012.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
For key to abbreviations and other references, see back cover.
See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Interest[1]	308,764
Total Income	308,764
Expenses
The Vanguard Group—Note B
Investment Advisory Services	598
Management and Administrative—
Investor Shares	1,766
Management and Administrative—
Admiral Shares	6,004
Marketing and Distribution—
Investor Shares	317
Marketing and Distribution—
Admiral Shares	1,301
Custodian Fees	85
Auditing Fees	29
Shareholders’ Reports—Investor Shares	74
Shareholders’ Reports—Admiral Shares	47
Trustees’ Fees and Expenses	7
Total Expenses	10,228
Net Investment Income	298,536
Realized Net Gain (Loss)
Investment Securities Sold	30,755
Futures Contracts	762
Realized Net Gain (Loss)	31,517
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	423,756
Futures Contracts	(135)
Change in Unrealized Appreciation
(Depreciation)	423,621
Net Increase (Decrease) in Net Assets
Resulting from Operations	753,674

Statement of Changes in Net Assets

		Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	298,536	310,939
Realized Net Gain (Loss)	31,517	(22,983)
Change in Unrealized Appreciation (Depreciation)	423,621	(88,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	753,674	199,379
Distributions
Net Investment Income
Investor Shares	(42,754)	(48,270)
Admiral Shares	(255,782)	(262,669)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(298,536)	(310,939)
Capital Share Transactions
Investor Shares	(36,069)	(487,223)
Admiral Shares	499,032	(126,952)
Net Increase (Decrease) from Capital Share Transactions	462,963	(614,175)
Total Increase (Decrease)	918,101	(725,735)
Net Assets
Beginning of Period	7,250,907	7,976,642
End of Period	8,169,008	7,250,907

1 Interest income from an affiliated company of the fund was $176,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding					Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.437	.468	.475	.487	.497
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.127	.348	.805	1.317	(.503)
Distributions
Dividends from Net Investment Income	(.437)	(.468)	(.475)	(.487)	(.497)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.437)	(.468)	(.475)	(.487)	(.497)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09

Total Return[1]	10.27%	3.29%	7.52%	13.32%	–4.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$1,100	$1,615	$1,768	$686
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.78%	4.33%	4.28%	4.59%	4.56%
Portfolio Turnover Rate	15%	19%	23%	15%	26%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

Admiral Shares

For a Share Outstanding					Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.13	$11.25	$10.92	$10.09	$11.09
Investment Operations
Net Investment Income	.446	.477	.484	.495	.504
Net Realized and Unrealized Gain (Loss)
on Investments	.690	(.120)	.330	.830	(1.000)
Total from Investment Operations	1.136	.357	.814	1.325	(.496)
Distributions
Dividends from Net Investment Income	(.446)	(.477)	(.484)	(.495)	(.504)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.446)	(.477)	(.484)	(.495)	(.504)
Net Asset Value, End of Period	$11.82	$11.13	$11.25	$10.92	$10.09

Total Return[1]	10.36%	3.37%	7.61%	13.41%	–4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,039	$6,150	$6,361	$5,547	$2,180
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.86%	4.41%	4.36%	4.67%	4.63%
Portfolio Turnover Rate	15%	19%	23%	15%	26%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of many municipal issuers; the issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $1,131,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	8,032,788	—
Temporary Cash Investments	112,062	—	—
Futures Contracts—Assets[1]	142	—	—
Futures Contracts—Liabilities[1]	(128)	—	—
Total	112,076	8,032,788	—
1 Represents variation margin on the last day of the reporting period.

D. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2012	767	95,300	136
30-Year U.S. Treasury Bond	December 2012	(240)	(35,835)	(242)
10-Year U.S. Treasury Note	December 2012	(248)	(32,992)	(29)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund used capital loss carryforwards of $28,791,000 to offset taxable capital gains realized during the year ended October 31, 2012. At October 31, 2012, the fund had available capital losses totaling $24,642,000 to offset future net capital gains of $5,362,000 through October 31, 2017, and $19,280,000 through October 31, 2019.

The fund had realized losses totaling $31,327,000 through October 31, 2012, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At October 31, 2012, the cost of investment securities for tax purposes was $7,440,390,000. Net unrealized appreciation of investment securities for tax purposes was $704,460,000, consisting of unrealized gains of $712,149,000 on securities that had risen in value since their purchase and $7,689,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2012, the fund purchased $1,499,730,000 of investment securities and sold $1,097,606,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

				Year Ended October 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	309,685	26,749	264,077	24,274
Issued in Lieu of Cash Distributions	32,722	2,824	37,743	3,480
Redeemed	(378,476)	(32,771)	(789,043)	(72,463)
Net Increase (Decrease)—Investor Shares	(36,069)	(3,198)	(487,223)	(44,709)
Admiral Shares
Issued	1,150,356	99,672	1,346,792	123,816
Issued in Lieu of Cash Distributions	163,007	14,063	168,689	15,548
Redeemed	(814,331)	(70,612)	(1,642,433)	(152,196)
Net Increase (Decrease)—Admiral Shares	499,032	43,123	(126,952)	(12,832)

H. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders, for year ending November 30, 2012 for Vanguard Florida Focused Long-Term Tax-Exempt Fund (the “Acquired Fund”) and the year ending October 31, 2012, for Vanguard Long-Term Tax-Exempt Fund (the “Acquiring Fund”).

     On March 21, 2013, the Funds’ board of trustees approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer substantially all of its assets and liabilities to the Acquiring Fund in exchange for Investor or Admiral Shares, as appropriate, of the Acquiring Fund. Shareholders of the Acquired Fund would receive Investor Shares or Admiral Shares, as appropriate, equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund then would be dissolved. The Reorganization is expected to occur on or about July 26, 2013 (“Reorganization Closing Date”).

     As of October 31, 2012, the net assets of: (i) the Acquired Fund were $962,004,000 and (ii) the Acquiring Fund were $8,169,008,000. The net assets of the combined fund as of October 31, 2012 would have been $9,131,012,000.

     The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services to the Acquired Fund and the Acquiring Fund. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The unaudited pro forma information set forth below for the twelve months ending October 31, 2012, is intended to present financial information as if the acquisition of the Acquired Fund by the Acquiring Fund had been consummated at October 31, 2011. The information set forth below reflects adjustments made to expenses due to changes in relative net assets), duplicate services, and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The Acquiring Fund and the Acquired Fund will bear their own expenses incurred in the Reorganization. These expenses include proxy costs of the Acquired Fund, and audit and legal fees of both Funds, and are estimated at $69,000 for the Acquired Fund and $8,000 for the Acquiring Fund. Actual results could differ from these estimates.

     On a pro forma basis for the twelve months ended October 31, 2012 the proposed Reorganization would have resulted in the following approximate changes to expenses:

Pro Forma
Adjustments
($000)

Costs of Reorganization (proxy costs and legal and
accounting fees)	$ 77

Recurring expenses
The Vanguard Group
Investment Advisory Services	-
Management and Administrative	-
Marketing and Distribution	-
Other Expenses	(36)
Total Recurring Expenses	$ (36)

The actual expense ratios of the Funds for the twelve months ended October 31, 2012 were as follows.

	Acquiring Fund	Acquired Fund
Expense Ratio - Investor Shares	0.20%	0.20%
Expense Ratio - Admiral Shares	0.12%	0.12%

     The pro forma combined expense ratio for the twelve months ended would have been 0.20% for Investor Shares and 0.12% for Admiral Shares, unchanged from the actual expense ratios of both the Acquiring and Acquired Funds. Management expects the Fund’s expense ratios to remain at these levels through the date of the Reorganization.

     The Acquiring Fund will be the surviving fund for accounting purposes. The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

     No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.	No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.
2.	No gain or loss is recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.
3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

     Each fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2012, the Acquired Fund had $1,796,000 of long-term capital gains available for distribution. The capital gains were distributed in December 2012. At October 31, 2012, the Acquiring Fund had available capital loss carryforwards totaling $24,642,000 to offset future net capital gains of $5,362,000 through October 31, 2017, and $19,280,000 through October 31, 2019.

     Should the Acquired Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Acquired Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; (2) the amount of the carryforwards that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Acquired Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Acquired Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Acquired Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforward of the Acquiring Fund.

     The Reorganization would impact the use of the Acquiring Fund’s capital loss carryforwards in the following manner: (1) the shareholders of the combined Fund would benefit, rather than only the shareholders of the Acquiring Fund; and (2) subsequently recognized gains that are attributable to appreciation in the Acquiring Fund’s portfolio at the time of the Reorganization cannot be utilized against any capital loss carryforwards or losses recognized after the Reorganization that are attributable to depreciation in the Acquired Fund’s portfolio at the time of the Reorganization.

     The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization Closing Date. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of either or both of the Funds expiring unused.

     The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its tax-exempt income. Management has analyzed the fund's tax positions taken for all open federal income tax years (October 31, 2009-2012), and has concluded that no provision for federal income tax is required in the fund's financial statements.